As filed with the Securities and Exchange Commission on April 16, 1997


                                                        Registration No. 2-57473
                                                                        811-2923
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933


                        Post-Effective Amendment No. 30                    X
                                                                           -
                                     and/or


               REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                                   ACT OF 1940


                               Amendment No. 30                            X
                                                                           -
                                   ----------


                  FIRST INVESTORS INSURED TAX EXEMPT FUND, INC.
               (Exact name of Registrant as specified in charter)

                               Ms. Concetta Durso
                          Secretary and Vice President
                  First Investors Insured Tax Exempt Fund, Inc.
                                 95 Wall Street
                            New York, New York 10005
                     (Name and Address of Agent for Service)


Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement


It is proposed that this filing will become effective on April 30, 1997 pursuant to paragraph (b) of Rule 485.

Pursuant to Rule 24f-2 under the Investment Company Act of 1940, Registrant has previously elected to register an indefinite number of shares of common stock, par value $1.00 per share, under the Securities Act of 1933. Registrant filed a Rule 24f-2 Notice for its fiscal year ending December 31, 1996 on February 27, 1997.

                  FIRST INVESTORS INSURED TAX EXEMPT FUND, INC.
                              CROSS-REFERENCE SHEET

N-1A Item No.                                       Location
-------------                                       --------

PART A:  PROSPECTUS

 1.  Cover Page.................................... Cover Page
 2.  Synopsis...................................... Fee Table
 3.  Condensed Financial Information............... Financial Highlights
 4.  General Description of Registrant............. Investment Objectives and
                                                    Policies; General
                                                    Information
 5.  Management of the Fund........................ Management
 5A. Management's Discussion of
       Fund Performance............................ Performance Information
 6.  Capital Stock and Other Securities............ Description of Shares;
                                                    Dividends and
                                                    Other Distributions; Taxes;
                                                    Determination of Net Asset
                                                    Value
 7.  Purchase of Securities Being Offered.......... Alternative Purchase Plan;
                                                    How to Buy Shares
 8.  Redemption or Repurchase...................... How to Exchange Shares; How
                                                    to Redeem
                                                    Shares; Telephone
                                                    Transactions
 9.  Pending Legal Proceedings..................... Not Applicable

PART B:  STATEMENT OF ADDITIONAL INFORMATION

10.  Cover Page.................................... Cover Page
11.  Table of Contents............................. Table of Contents
12.  General Information and History............... General Information
13.  Investment Objectives and Policies............ Investment Policies;
                                                    Investment Restrictions;
                                                    Risk Factors; Insurance
14.  Management of the Fund........................ Directors or Trustees and
                                                    Officers
15.  Control Persons and Principal
       Holders of Securities.......................
16.  Investment Advisory and Other Services........ Management
17.  Brokerage Allocation.......................... Allocation of Portfolio
                                                    Brokerage
18.  Capital Stock and Other Securities............ Determination of Net Asset
                                                    Value
19.  Purchase, Redemption and Pricing
       of Securities Being Offered................ Reduced Sales Charges,
                                                   Additional
                                                   Exchange and Redemption
                                                   Information and Other
                                                   Services; Determination of
                                                   Net Asset Value

20.  Tax Status................................... Taxes
21.  Underwriters................................. Underwriter
22.  Performance Data............................. Performance Information
23.  Financial Statements......................... Financial Statements;
                                                   Report of Independent
                                                   Accountants

PART C:  OTHER INFORMATION

Information required to be included in Part C is set forth under the appropriate item so numbered, in Part C hereof.

FIRST INVESTORS INSURED TAX EXEMPT FUND, INC.

FIRST INVESTORS INSURED INTERMEDIATE
TAX EXEMPT FUND
A SERIES OF FIRST INVESTORS SERIES FUND
95 Wall Street, New York, New York 10005/1-800-423-4026

         This is a Prospectus for FIRST INVESTORS INSURED TAX EXEMPT FUND, INC. ("INSURED TAX EXEMPT FUND") and FIRST INVESTORS INSURED INTERMEDIATE TAX EXEMPT FUND ("INSURED INTERMEDIATE FUND"). INSURED INTERMEDIATE FUND is a separate series of First Investors Series Fund ("Series Fund"). INSURED TAX EXEMPT FUND and Series Fund are each an open-end diversified management investment company (collectively, "Tax Exempt Funds"). INSURED TAX EXEMPT FUND and INSURED INTERMEDIATE FUND are sometimes referred to herein singularly as "Fund" and collectively as "Funds." Each Fund sells two classes of shares. Investors may select Class A or Class B shares, each with a public offering price that reflects different sales charges and expense levels. See "Alternative Purchase Plans."

         The investment objective of each Fund is to seek to provide a high level of interest income which is exempt from Federal income tax and is not an item of tax preference for purposes of the Federal alternative minimum tax ("Tax Preference Item"). Each Fund invests primarily in tax-exempt obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest on which is exempt from Federal income tax and is not a Tax Preference Item. There can be no assurance that the objective of either Fund will be realized.

         THE FUNDS' MUNICIPAL BONDS ARE INSURED AS TO TIMELY PAYMENT OF PRINCIPAL AND INTEREST THROUGH THE ISSUER OR UNDER INSURANCE POLICIES WRITTEN BY INDEPENDENT INSURANCE COMPANIES. INSURANCE DOES NOT PROTECT AGAINST FLUCTUATIONS IN THE BONDS' MARKET VALUE OR THE NET ASSET VALUE PER SHARE OF EACH FUND. FOR MORE INFORMATION REGARDING THE FUNDS' INSURANCE COVERAGE, SEE "INSURANCE" ON PAGE 9.


         This Prospectus sets forth concisely the information about the Funds that a prospective investor should know before investing and should be retained for future reference. First Investors Management Company, Inc. ("FIMCO" or "Adviser") serves as investment adviser to the Funds and First Investors Corporation ("FIC" or "Underwriter") serves as distributor of the Funds' shares. A Statement of Additional Information ("SAI"), dated April 30, 1997 (which is incorporated by reference herein), has been filed with the Securities and Exchange Commission. The SAI is available at no charge upon request to the Funds at the address or telephone number indicated above.


         An investment in these securities is not a deposit or obligation of, or guaranteed or endorsed by, any bank and is not federally insured or protected by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
       EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR
       ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS
                               A CRIMINAL OFFENSE.


                  The date of this Prospectus is April 30, 1997

                                    FEE TABLE

      The following table is intended to assist investors in understanding the expenses associated with investing in each class of shares of a Fund. Shares of either Fund issued prior to January 12, 1995 have been designated as Class A shares.

                        SHAREHOLDER TRANSACTION EXPENSES

                                                         Class A    Class B
                                                         Shares     Shares
Maximum Sales Load Imposed on Purchases
  (as a percentage of offering price)................... 6.25%      None
Deferred Sales Load
  (as a percentage of the lower of original purchase
  price or redemption proceeds)......................... None*      4% in the
                                                                    first year;
                                                                    declining to
                                                                    0% after the
                                                                    sixth year


                         ANNUAL FUND OPERATING EXPENSES
                     (as a percentage of average net assets)


                                         Insured              Insured
                                     Intermediate Fund     Tax Exempt Fund
                                    Class A     Class B   Class A     Class B
                                    Shares+     Shares    Shares      Shares
Management Fees (1)                  0.40%      0.40%+     0.69%       0.69%
12b-1 Fees(2)                        0.20       1.00       0.29+       1.00
Other Expenses (3)                   0.10       0.10+      0.15        0.15
Total Fund Operating Expenses (4)    0.70       1.50+      1.13+       1.84


----------
* A contingent deferred sales charge of 1.00% will be assessed on certain redemptions of Class A shares that are purchased without a sales charge. See "How to Buy Shares."
+     Net of waiver and/or reimbursement.
(1) For the fiscal year ended December 31, 1996, the Adviser waived Management Fees for INSURED INTERMEDIATE FUND in excess of 0.40%. Absent the waiver, such fees would have been 0.60%. The Adviser will continue to waive such fees for a minimum period ending December 31, 1997.
(2) Class A 12b-1 Fees for INSURED INTERMEDIATE FUND have been restated to reflect current fees. The Underwriter has agreed through December 31, 1997 to cap its right to claim Class A 12b-1 Fees at the annual rates listed above for the Funds. Each Fund's Class A Distribution Plan provides for 12b-1 Fees in the total amount of up to 0.30% on an annual basis.
(3) For the fiscal year ended December 31, 1996, the Adviser reimbursed INSURED INTERMEDIATE FUND for Other Expenses in the amount of 0.24% for each class of shares. Absent such reimbursement, Other Expenses would have been 0.34% for each class of shares. The Adviser will reimburse each class of that Fund for Other Expenses in excess of 0.10% for a minimum period ending December 31, 1997.
(4) If certain fees and expenses had not been waived or reimbursed, Total Fund Operating Expenses for INSURED INTERMEDIATE FUND would have been 1.24% for Class A shares and 1.94% for Class B shares. Each Fund has an expense offset arrangement that may reduce the Fund's custodian fee based on the amount of cash maintained by the Fund with its custodian. Any such fee reductions are not reflected under Total Fund Operating Expenses.

      For more complete descriptions of the various costs and expenses, see "Investment Objectives and Policies-Insurance," "Alternative Purchase Plans," "Management," "Distribution Plans," "How to Buy Shares" and "How to Redeem Shares." Due to the imposition of Rule 12b-1 fees, it is possible that long-term shareholders of a Fund may pay more in total sales charges than the economic equivalent of the maximum front-end sales charge permitted by the rules of the National Association of Securities Dealers, Inc. The Fee Table does not reflect the costs incurred by those shareholders of INSURED TAX EXEMPT FUND who purchase their shares through First Investors Contractual Plans.

      The Example below is based on Class A and Class B expense data for each Fund's fiscal year ended December 31, 1996, except that certain Operating Expenses have been restated, as noted above.

EXAMPLE

      You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period:


                                        ONE YEAR         THREE YEARS       FIVE YEARS        TEN YEARS
INSURED INTERMEDIATE FUND
Class A.................................    $69              $83              $ 99              $144
Class B.................................     55               77               102               152*

INSURED TAX EXEMPT FUND
Class A.................................     73               96               121               191
Class B.................................     59               88               120               197*


      You would pay the  following  expenses on a $1,000  investment,  assuming (1) 5% annual return and (2) no redemption at the end of each time period:



                                        ONE YEAR         THREE YEARS       FIVE YEARS        TEN YEARS
INSURED INTERMEDIATE FUND
Class A.................................   $69               $83              $ 99              $144
Class B.................................    15                47                82               152*

INSURED TAX EXEMPT FUND
Class A.................................    73                96               121               191
Class B.................................    19                58               100               197*



* Assumes conversion to Class A shares eight years after purchase.

      THE EXPENSES IN THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION BY THE FUNDS OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES IN FUTURE YEARS MAY BE GREATER OR LESS THAN THOSE SHOWN.

                              FINANCIAL HIGHLIGHTS

      The following tables set forth the per share operating performance data for a share outstanding, total return, ratios to average net assets and other supplemental data for each year indicated. The tables have been derived from financial statements which have been examined by Tait, Weller & Baker, independent certified public accountants, whose reports thereon appear in the SAI. This information should be read in conjunction with the Financial
Statements and Notes thereto, which also appear in the SAI, available at no charge upon request to the Funds.

                             INSURED TAX EXEMPT FUND



------------------------------------------------------- ----------------------------------------------------
                                                                              CLASS A
                                                        ----------------------------------------------------
Year Ended December 31                                        1996     1995       1994      1993       1992
------------------------------------------------------- ----------- -------- ---------- --------- ----------
PER SHARE DATA
Net Asset Value,  Beginning of Year   . . . . . . . .      $10.37      $9.42    $10.56     $10.32    $10.22
                                                           ------      -----    ------     ------    ------
Income from Investment Operations
   Net investment income  . . . . . . . . . . . . . .         .51        .52       .56        .60       .65
   Net realized and unrealized gain (loss) on
    investments .....................................        (.23)       .96     (1.15)       .40       .15
                                                           ------      -----    ------     ------    ------
         Total from Investment Operations   . . . . .         .28       1.48      (.59)      1.00       .80
                                                           ------      -----    ------     ------    ------
Less Distributions from:
   Net investment income . . . . . . . . . . . . . .          .51        .53       .55        .61       .65
   Net realized gains . . . . . . . . . . . . . . .           --        --         --         .15       .05
                                                           ------      -----    ------     ------    ------

         Total Distributions  . . . . . . . . . . . .         .51        .53       .55        .76       .70
                                                           ------      -----    ------     ------    ------

Net Asset Value, End of Year  . . . . . . . . . . . .      $10.14     $10.37     $9.42     $10.56    $10.32
                                                           ======     ======     =====     ======    ======

TOTAL RETURN (%)  +  . . . . . . . . . . . . . . . .         2.81      16.01     (5.61)      9.88      8.05

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Year (in millions)  . . . . . . .      $1,253     $1,373     $1,302     $1,507    $1,363

Ratio to Average Net Assets: (%)
  Expenses  . . . . . . . . . . . . . . . . . . . . .        1.14       1.14      1.18       1.15      1.16
  Net investment income . . . . . . . . . . . . . . .        5.06       5.25      5.64       5.69      6.32

Portfolio Turnover Rate (%)  . . . . . . . . . . . .           21         37        57         58        52


* For the period 1/12/95 (date shares first offered) to 12/31/95 + Calculated without sales charge
(a)   Annualized


------------------------------------------------------------------ -----------------------
                             CLASS A                                        CLASS B
    1991          1990         1989         1988         1987         1996         1995*
-------------- ------------ ------------ ------------ ------------ ------------ ----------


    $9.92         $10.03        $9.91        $9.64       $10.14       $10.37        $9.48
    -----         ------        -----        -----       ------       ------        -----


      .69            .70          .71          .72          .72          .44          .44
      .30           (.11)         .12          .27         (.50)        (.24)         .89
    -----         ------        -----        -----       ------       ------        -----

      .99            .59          .83          .99          .22          .20         1.33
    -----         ------        -----        -----       ------       ------        -----


      .69            .70          .71          .72          .72          .44          .44
       --            --           --           --           --           --            --
    -----         ------        -----        -----       ------       ------        -----

      .69            .70          .71          .72          .72          .44          .44
    -----         ------        -----        -----       ------       ------        -----

   $10.22          $9.92       $10.03        $9.91        $9.64       $10.13       $10.37
   ======          =====       ======        =====        =====       ======       ======

    10.26           6.13         8.64        10.61         2.33         2.03        14.27


   $1,208         $1,132       $1,079         $971         $853           $3           $2


     1.13           1.14         1.01         1.04         1.13         1.83         1.88(a)
     6.82           7.03         7.16         7.33         7.39         4.37         4.45(a)

       34             28           26           43           18           21           37



                            INSURED INTERMEDIATE FUND


--------------------------------------- --------------------------------------------       --------------------
                                                          CLASS A                                CLASS B
                                        --------------------------------------------       --------------------
                                                                         11/22/93*                    1/12/95*
                                                                         to                           to
Year Ended December 31                       1996      1995        1994  1993                  1996   1995
--------------------------------------- ---------- --------- ----------- ----------        --------- ----------

PER SHARE DATA
Net Asset Value,  Beginning of Period     $  5.85   $  5.43    $  5.79     $  5.79           $ 5.85      $ 5.45
                                          -------   -------    -------     -------           ------      ------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income  . . . . . .         .29       .30        .24         --               .23         .25
   Net realized and unrealized gain
     (Loss) on Investments  . . . . .        (.06)      .42       (.36)        --              (.05)        .41
                                          -------   -------    -------     -------           ------      ------
         Total from Investment
           Operations   . . . . . . .         .23       .72       (.12)        --               .18         .66
                                          -------   -------    -------     -------           ------      ------

LESS DISTRIBUTIONS FROM
   Net investment income . . . . . .          .29       .30        .24         --               .23         .26
 . . . . .
   Net realized gains  . . . . . . .          --        --         --          --               --          --
                                          -------   -------    -------     -------           ------      ------

         Total Distributions  . . . .         .29       .30        .24         --               .23         .26
                                          -------   -------    -------     -------           ------      ------

Net Asset Value, End of Period  . . .     $  5.79   $  5.85    $  5.43     $  5.79           $ 5.80      $ 5.85
                                          =======   =======    =======     =======           ======      ======

RATIOS/SUPPLEMENTAL DATA

Total Return** (%) . . . . . . . . .         4.07     13.50      (2.05)        .00             3.17       12.27

Net Assets, End of Period (in
thousands). . . . . . . . . . . . . .      $7,415    $7,017     $5,688      $1,615            $ 613       $ 378

RATIO TO AVERAGE NET ASSETS++
  Expenses (%). . . . . . . . . . . .         .49       .35        .14         --              1.49        1.35+
  Net investment income (%). . . . .         5.05      5.32       4.52         .54+            4.05        4.32+

RATIO TO AVERAGE NET ASSETS BEFORE
EXPENSES WAIVED OR ASSUMED
  Expenses (%). . . . . . . . . . . .        1.24      1.22        .96        1.78+            1.94        2.22+
  Net investment income (%) . . . . .        4.30      4.45       3.70       (1.24)+           3.60        3.45+

Portfolio Turnover Rate (%)  . . . .          82        47        210            0               82          47



* Commencement of operations of Class A shares or date Class B shares first offered
**    Calculated without sales charges
+     Annualized
++    Net of expenses waived or assumed

                        INVESTMENT OBJECTIVE AND POLICIES

INSURED TAX EXEMPT FUND

      The investment objective of INSURED TAX EXEMPT FUND is to provide a high level of interest income which is exempt from Federal income tax and is not a Tax Preference Item. The Fund seeks to achieve its objective by investing at least 80% of its total assets in municipal bonds issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest on which is exempt from Federal income tax and is not a Tax Preference Item. The Fund also may invest up to 20% of its total assets in certificates of participation, municipal notes, municipal commercial paper and variable rate demand instruments. See "Municipal Instruments," below.

INSURED INTERMEDIATE FUND

      The investment objective of INSURED INTERMEDIATE FUND is to provide a high level of interest income which is exempt from Federal income tax and is not a Tax Preference Item. The Fund seeks to achieve its objective by investing at least 80% of its total assets in Municipal Instruments, as defined below, which are issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest on which is exempt from Federal income tax and is not a Tax Preference Item. See "Municipal Instruments," below.

GENERAL POLICIES

      The Funds differ in the maturities of the securities in their portfolios and, accordingly, in their degree of risk and level of income. Generally, bonds with longer maturities are likely to exhibit greater fluctuations in market value and have the potential for higher levels of income than bonds with shorter maturities. In order to reduce the effect of bond price declines on a Fund's net asset value during periods of rising interest rates, each Fund may invest in shorter maturity securities. Conversely, during periods of falling interest rates, each Fund may invest in longer maturity securities. There is no limit on the maturity of any individual security in any Fund's portfolio. See "Debt Securities-Risk Factors."

      INSURED INTERMEDIATE FUND is designed for investors seeking a higher level of income than is generally available on short-term tax-exempt bonds and money market securities and who are willing to accept a greater degree of fluctuation in principal. It is expected that, under normal market conditions, the Fund will maintain a dollar-weighted average maturity of between three and ten years.

      INSURED TAX EXEMPT FUND is designed for investors seeking a higher level of income than is generally available on short-term and intermediate tax-exempt bonds and who are willing to accept a potentially high degree of fluctuation in principal. The Fund generally invests in bonds with maturities of over fifteen years.

      As used in this Prospectus and in the SAI, "Municipal Instruments" include the following: (1) municipal bonds; (2) private activity bonds or industrial development bonds; (3) certificates of participation ("COPs"); (4) municipal notes; (5) municipal commercial paper; and (6) variable rate demand instruments ("VRDIs").

      Each Fund may make loans of portfolio securities and invest in zero coupon municipal securities. Each Fund may invest up to 25% of its net assets in securities on a "when-issued" basis, which involves an arrangement whereby delivery of, and payment for, the instruments occur up to 45 days after the agreement to purchase the instruments is made by a Fund. Each Fund also may invest up to 20% of its assets, on a temporary basis, in high quality fixed income obligations, the interest on which is subject to Federal and state or local income taxes. Each Fund also may invest up to 10% of its total assets in municipal obligations on which the rate of interest varies inversely with interest rates on other municipal obligations or an index (commonly referred to as inverse floaters). INSURED INTERMEDIATE FUND also may acquire detachable call options relating to municipal bonds and invest in repurchase agreements. Each Fund may borrow money for temporary or emergency purposes in amounts not exceeding 5% of its total assets. See "Description of Certain Securities, Other Investment Policies and Risk Factors," below, and the SAI for more information regarding these securities.

      Although each Fund generally invests in municipal bonds rated Baa or higher by Moody's Investors Service, Inc. ("Moody's") or BBB or higher by Standard & Poor's Ratings Group ("S&P"), each Fund may invest up to 5% of its net assets in lower rated municipal bonds or in unrated municipal bonds deemed to be of comparable quality by the Adviser. See "Debt Securities--Risk Factors." However, in each instance such municipal bonds will be covered by the insurance feature and thus are considered to be of higher quality than lower rated municipal bonds without an insurance feature. See "Insurance" for a discussion of the insurance feature. The Adviser will carefully evaluate on a case-by-case basis whether to dispose of or retain a municipal bond which has been downgraded in rating subsequent to its purchase by a Fund. A description of municipal bond ratings is contained in Appendix A to the SAI.

      Each Fund may invest more than 25% of its total assets in a particular segment of the municipal bond market, such as hospital revenue bonds, housing agency bonds, industrial development bonds, airport bonds and university dormitory bonds, during periods when one or more of these segments offer higher yields and/or profit potential. This possible concentration of the assets of a Fund may result in the Fund being invested in securities which are related in such a way that economic, business, political developments, or other changes which would affect one security would probably likewise affect the other securities within that particular segment of the bond market. Such concentration of a Fund's investments could increase market risks, but risk of non-payment of interest when due, or default on the payment of principal, is covered by the insurance feature.

      Each Fund's net asset value fluctuates based mainly upon changes in the value of its portfolio securities. Each Fund's investment objective and certain investment policies set forth in the SAI that are designated fundamental policies may not be changed without shareholder approval. There can be no assurance that either Fund will achieve its investment objective.

DESCRIPTION OF CERTAIN SECURITIES, OTHER INVESTMENT POLICIES AND RISK FACTORS

GENERAL MARKET RISK

         In addition to the risks associated with particular types of securities, which are discussed below, the Funds are subject to general market risks. The Funds invest primarily in Municipal Instruments. The market risks associated with Municipal Instruments include the possibility that the value of those instruments held by the Funds will fluctuate with movements in interest rates and changes in the perceived creditworthiness of the issuers of those instruments. Municipal Instruments are likely to decline in value in times of rising interest rates and to rise in value in times of falling interest rates. In general, the longer the maturity of a Municipal Instrument, the more pronounced is the effect of a change in interest rates on the value of the instrument. An additional risk exists that new federal, state and local laws, or changes in existing laws, may adversely affect the tax-exempt status of interest on a Fund's portfolio securities or of the exempt-interest dividends paid by a Fund, extend the time for payment of principal or interest or otherwise constrain enforcement of such obligations. Furthermore, because the Funds may concentrate investments in a particular industry, a Fund's yield and net asset value per share can be affected by political and economic developments that would affect a particular industry.


TYPES OF SECURITIES AND THEIR RISKS

      DEBT SECURITIES--RISK FACTORS. The market value of debt securities is influenced significantly by changes in the level of interest rates. Generally, as interest rates rise, the market value of debt securities decreases.
Conversely, as interest rates fall, the market value of debt securities increases. Factors which could result in a rise in interest rates, and a decrease in market value of debt securities, include an increase in inflation or inflation expectations, an increase in the rate of U.S. economic growth, an expansion in the Federal budget deficit, or an increase in the price of commodities such as oil. In addition, the market value of debt securities is influenced by perceptions of the credit risks associated with such securities. Credit risk is the risk that adverse changes in economic conditions can affect an issuer's ability to pay principal and interest. Debt obligations rated lower than Baa by Moody's or BBB by S&P, commonly referred to as "junk bonds," are speculative and generally involve a higher risk of loss of principal and income than higher-rated securities. See Appendix A to the SAI for a description of municipal bond ratings.

      INSURANCE. All municipal bonds in each Fund's portfolio will be insured as to their scheduled payment of principal and interest at the time of purchase either (1) under a Mutual Fund Insurance Policy purchased by the Tax Exempt Funds from an independent insurance company; (2) under an insurance policy obtained subsequent to a municipal bond's original issue or (3) under an insurance policy obtained by the issuer or underwriter of such municipal bond at the time of original issuance. An insured municipal bond in the portfolio of a Fund typically will be covered by only one of the three policies. All three types of insurance policies insure the scheduled payment of all principal and interest on the Funds' municipal bonds as they fall due. The insurance does not guarantee the market value or yield of the insured municipal bonds or the net asset value or yield of the shares of a Fund. Investors should note that while all municipal bonds in which the Funds will invest will be insured, INSURED TAX EXEMPT FUND and INSURED INTERMEDIATE FUND each may invest up to 20% and 35%, respectively, of its total assets in portfolio securities not covered by the insurance feature. Each Tax Exempt Fund has purchased a Mutual Fund Insurance Policy from AMBAC Indemnity Corporation ("AMBAC"), a Wisconsin stock insurance company with its principal executive offices in New York City. Under certain circumstances, each Tax Exempt Fund may obtain such insurance from an insurer other than AMBAC, provided such insurer is rated in the top rating catagory by S&P, Moody's, Fitch Investors Service, Inc. or any other nationally recognized statistical rating organization. Because these insurance premiums are paid by each Fund, a Fund's yield is reduced by this expense. See "Insurance" in the SAI for a detailed discussion of the insurance feature.

      INVERSE FLOATERS. Each Fund may invest in derivative securities on which the rate of interest varies inversely with interest rates on similar securities or the value of an index. For example, an inverse floating rate security may pay interest at a rate that increases as a specified interest rate index decreases but decreases as that index increases. The secondary market for inverse floaters may be limited. The market value of such securities generally is more volatile than that of a fixed rate obligation and, like most debt obligations, will vary inversely with changes in interest rates. The interest rates on inverse floaters may be significantly reduced, even to zero, if interest rates rise. Each Fund may invest up to 10% of its net assets in inverse floaters.

      MUNICIPAL INSTRUMENTS

           MUNICIPAL BONDS. Municipal bonds are debt obligations that generally are issued to obtain funds for various public purposes and have a time to maturity, at issuance, of more than one year. The two principal classifications of municipal bonds are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith and credit for the payment of principal and interest. Revenue bonds generally are payable only from revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special tax or other specific revenue source. There are variations in the security of municipal bonds, both within a particular classification and between classifications, depending on numerous factors. The yields on municipal bonds depend on, among other things, general money market conditions, condition of the municipal bond market, size of a particular offering, the maturity of the obligation and rating of the issuer. Generally, the value of municipal bonds varies inversely to changes in interest rates. See Appendix A to the SAI for a description of municipal bond ratings.

           PRIVATE ACTIVITY BONDS OR INDUSTRIAL DEVELOPMENT BONDS. Certain types of revenue bonds, referred to as private activity bonds ("PABs") or industrial development bonds ("IDBs"), are issued by or on behalf of public authorities to obtain funds to provide for various privately operated facilities, such as airports or mass transportation facilities. Most PABs and IDBs are pure revenue bonds and are not backed by the taxing power of the issuing agency or authority. See "Taxes" in the SAI for a discussion of special tax consequences to "substantial users," or persons related thereto, of facilities financed by PABs or IDBs.

           CERTIFICATES OF PARTICIPATION. COPs provide participation interests in lease revenues and each certificate represents a proportionate interest in or right to the lease-purchase payment made under municipal lease obligations or installment sales contracts. In certain states, COPs constitute a majority of new municipal financing issues. The possibility that a municipality will not appropriate funds for lease payments is a risk of investing in COPs, although this risk is mitigated by the fact that each COP will be covered by the insurance feature. See "Certificates of Participation" in the SAI for further information on COPs.

           MUNICIPAL COMMERCIAL PAPER. Issues of municipal commercial paper which a Fund may purchase are rated P-1 by Moody's or A-1 by S&P or have insurance through the issuer or an independent insurance company and include unsecured, short-term, negotiable promissory notes. Municipal commercial paper is issued usually to meet temporary capital needs of the issuer or to serve as a source of temporary construction financing. These obligations are paid from general revenues of the issuer or are refinanced with long-term debt. A description of commercial paper ratings is contained in Appendix C to the SAI.

           MUNICIPAL NOTES. Municipal notes which a Fund may purchase will be principally tax anticipation notes, bond anticipation notes, revenue anticipation notes and project notes. The obligations are sold by an issuer prior to the occurrence of another revenue producing event to bridge a financial gap for such issuer. Municipal notes are usually general obligations of the issuing municipality. Project notes are issued by housing agencies, but are guaranteed by the U.S. Department of Housing and Urban Development and are secured by the full faith and credit of the United States. Such municipal notes must be rated MIG-1 by Moody's or SP-1 by S&P or have insurance through the issuer or an independent insurance company. A description of municipal note ratings is contained in Appendix B to the SAI.

           VARIABLE RATE DEMAND INSTRUMENTS. VRDIs are Municipal Instruments, the interest on which is adjusted periodically, and which allow the holder to demand payment of all unpaid principal plus accrued interest from the issuer. A VRDI that a Fund may purchase will be selected if it meets criteria established and designed by the applicable Tax Exempt Fund's Board of Directors or Trustees (each, a "Board") to minimize risk to that Fund. In addition, a VRDI must be rated MIG-1 by Moody's or SP-1 by S&P or insured by the issuer or an independent insurance company. There is a recognized after-market for VRDIs.

      RESTRICTED AND ILLIQUID SECURITIES. Each Fund may invest up to 15% of its net assets in illiquid securities, including (1) securities that are illiquid due to the absence of a readily available market or due to legal or contractual restrictions on resale and (2) repurchase agreements maturing in more than seven days. However, illiquid securities for purposes of this limitation do not include securities eligible for resale under Rule 144A under the Securities Act of 1933, as amended, which the applicable Tax Exempt Fund's Board or the Adviser has determined are liquid under Board-approved guidelines. See the SAI for more information regarding restricted and illiquid securities.

      TAXABLE SECURITIES. Each Fund may invest up to 20% of its assets, on a temporary basis, in high quality fixed income obligations, the interest on which is subject to Federal and state or local income taxes. A Fund may, for example, invest the proceeds from the sale of portfolio securities in taxable obligations pending the investment or reinvestment thereof in Municipal Instruments. A Fund may invest in highly liquid taxable obligations in order to avoid the necessity of liquidating portfolio investments to meet redemptions by Fund investors. Each Fund's temporary investments in taxable securities may consist of: (1) obligations of the U.S. Government, its agencies or instrumentalities; (2) other debt securities rated within the highest grade of S&P or Moody's; (3) commercial paper rated in the highest grade by either of such rating services; and (4) certificates of deposit and letters of credit. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return.

                           ALTERNATIVE PURCHASE PLANS

     Each Fund has two classes of shares, Class A and Class B, which represent interests in the same portfolio of securities and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class (i) is subject to a different sales charge and bears its separate distribution and certain other class expenses; (ii) has exclusive voting rights with respect to matters affecting only that class; and (iii) has different exchange privileges.

     CLASS A SHARES. Class A shares are sold with an initial sales charge of up to 6.25% of the offering price with discounts available for volume purchases. Class A shares are subject to a maximum 12b-1 fee at the annual rate of 0.30% of each Fund's average daily net assets attributable to Class A shares, of which no more than 0.25% may be paid as a service fee and the balance thereof paid as an asset-based sales charge. The initial sales charge is waived for certain purchases and a contingent deferred sales charge ("CDSC") may be imposed on such purchases. See "How to Buy Shares."

     CLASS B SHARES. Class B shares are sold without an initial sales charge, but are generally subject to a CDSC which declines in steps from 4% to 0% during a six-year period and bear a higher 12b-1 fee than Class A shares. Class B shares pay a 12b-1 fee at the annual rate of 1.00% of each Fund's average daily net assets attributable to Class B shares, of which no more than 0.25% may be paid as a service fee and the balance thereof paid as an asset-based sales charge. Class B shares automatically convert into Class A shares after eight years. See "How to Buy Shares."

     FACTORS TO CONSIDER IN CHOOSING A CLASS OF SHARES. In deciding which alternative is most suitable, an investor should consider several factors, as discussed below. Regardless of whether an investor purchases Class A or Class B shares, your Representative, as defined under "How to Buy Shares," receives compensation for selling shares of a Fund, which may differ for each class.

     The principal advantages of purchasing Class A shares are the lower overall expenses, the availability of quantity discounts on volume purchases and certain account privileges which are not offered to Class B shareholders. If an investor plans to make a substantial investment, the sales charge on Class A shares may either be lower due to the reduced sales charges available on volume purchases of Class A shares or waived for certain eligible purchasers. Because of the reduced sales charge available on quantity purchases of Class A shares, it is recommended that investments of $250,000 or more be made in Class A shares. Investments in excess of $1,000,000 must be made in Class A shares. Distributions paid by each Fund with respect to Class A shares will also generally be greater than those paid with respect to Class B shares because expenses attributable to Class A shares will generally be lower.

     The principal advantage of purchasing Class B shares is that, since no initial sales charge is paid, all of an investor's money is put to work from the outset. Furthermore, although any investment in a Fund should only be viewed as a long-term investment, if a redemption must be made soon after purchase, an investor will pay a lower sales charge than if Class A shares had been purchased. Conversely, because Class B shares are subject to a higher asset-based sales charge, long-term Class B shareholders may pay more in asset-based sales charges than the economic equivalent of the maximum sales charge on Class A shares. The automatic conversion of Class B shares into Class A shares after eight years is designed to reduce the probability of this occurring.

                                HOW TO BUY SHARES

      You may buy shares of a Fund through a First Investors registered representative ("FIC Representative") or through a registered representative ("Dealer Representative") of an unaffiliated broker-dealer ("Dealer") which is authorized to sell shares of a Fund. Your FIC Representative or Dealer Representative (each, a "Representative") may help you complete and submit an application to open an account with a Fund. Certain accounts may require additional documentation. Applications accompanied by checks drawn on U.S. banks made payable to "FIC" and received in FIC's Woodbridge offices by the close of regular trading on the NYSE, generally 4:00 P.M. (New York City time), will be processed and shares will be purchased at the public offering price determined at the close of regular trading on the NYSE on that day. Orders received by Representatives before the close of regular trading on the NYSE and received by FIC at their Woodbridge offices before the close of its business day, generally 5:00 P.M. (New York City time), will be executed at the public offering price determined at the close of regular trading on the NYSE on that day. It is the responsibility of Representatives to promptly transmit orders they receive to FIC. The "public offering price" is the net asset value plus the applicable sales charge for Class A shares and the net asset value for Class B shares. For a discussion of pricing practices when FIC's Woodbridge offices are unable to open for business due to an emergency, see the SAI. Each Fund reserves the right to reject any application or order for its shares for any reason and to suspend the offering of its shares.

      WHEN YOU OPEN A FUND ACCOUNT, YOU MUST SPECIFY WHICH CLASS OF SHARES YOU WISH TO PURCHASE. If you do not specify which class of shares you wish to purchase, your order will be processed according to procedures established by FIC. For more information, see the SAI.

      INITIAL INVESTMENT IN A FUND. You may open a Fund account with as little as $1,000. This account minimum is waived if you open an account for a particular class of shares through a full exchange of shares of the same class of another "Eligible Fund," as defined below. Class A share accounts opened through an exchange of shares from First Investors Cash Management Fund, Inc. or First Investors Tax-Exempt Money Market Fund, Inc. (collectively, "Money Market Funds") may be subject to an initial sales charge. Automatic investment plans allow you to open an account with as little as $50, provided you invest at least $600 a year. See "Systematic Investing."

      ADDITIONAL PURCHASES. After you make your first investment in a Fund, you may purchase additional shares of a Fund by mailing a check made payable to FIC, directly to First Investors Corporation, 581 Main Street, Woodbridge, NJ 07095-1198, Attn: Dept. CP. Include your account number on the face of the check. There is no minimum on additional purchases of Fund shares.

      ELIGIBLE FUNDS. With respect to certain shareholder privileges noted in this Prospectus and the SAI, each fund in the First Investors family of funds, except as noted below, is an "Eligible Fund" (collectively, "Eligible Funds"). First Investors Special Bond Fund, Inc., First Investors Life Series Fund and First Investors U.S. Government Plus Fund are not Eligible Funds. The Money Market Funds, unless otherwise noted, are not Eligible Funds. The funds of Executive Investors Trust ("Executive Investors") are Eligible Funds provided the shares of any such fund either have been (a) acquired through an exchange from an Eligible Fund which imposes a maximum sales charge of 6.25%, or (b) held for at least one year from their date of purchase.


      SYSTEMATIC INVESTING. Shareholders who have an account with a U.S. bank, or other financial institution that is an Automated Clearing House member, may arrange for automatic investments in a Fund on a systematic basis through First Investors Money Line and through automatic payroll investments. You may also elect to invest in Class A or Class B shares of a Fund at net asset value all the cash distributions or Systematic Withdrawal Plan payments from the same class of shares of an existing account in another Eligible Fund. If you wish to participate in any of these systematic investment plans, please call Shareholder Services at 1-800-423-4026 or see the SAI.


      FUND/SERV PURCHASES. If there is a Dealer of record on your Fund account, the Fund is authorized to execute electronic purchase orders received directly from this Dealer. Electronic purchase orders may be processed through the services of the National Securities Clearing Corp. ("NSCC") "Fund/SERV" system. Purchase orders received by a Dealer before the close of regular trading on the NYSE and received by FIC at its Woodbridge offices in accordance with NSCC rules and procedures will be executed at the net asset value, plus any applicable sales charge, determined at the close of regular trading on the NYSE on that day. It is the responsibility of the Dealer to transmit purchase orders to FIC promptly and accurately. FIC will not be liable for any change in the purchase price due to the failure of FIC to receive such purchase orders. Any such disputes must be settled between you and the Dealer.

      CLASS A SHARES. Class A shares of each Fund are sold at the public offering price, which will vary with the size of the purchase, as shown in the following table:

                                      SALES CHARGE AS % OF       CONCESSION TO
                                    OFFERING      NET AMOUNT    DEALERS AS % OF
AMOUNT OF INVESTMENT                  PRICE        INVESTED     OFFERING PRICE
--------------------                ---------     ------------  --------------
Less than $25,000..................   6.25%          6.67%           5.13%
$25,000 but under $50,000..........   5.75           6.10            4.72
$50,000 but under $100,000.........   5.50           5.82            4.51
$100,000 but under $250,000........   4.50           4.71            3.69
$250,000 but under $500,000........   3.50           3.63            2.87
$500,000 but under $1,000,000......   2.50           2.56            2.05

      There is no sales charge on transactions of $1 million or more. Additionally, there is no sales charge on purchases that qualify for the Cumulative Purchase Privilege if they total at least $1 million or on purchases made pursuant to a Letter of Intent in the minimum amount of $1 million. The
Underwriter will pay from its own resources a sales commission to FIC Representatives and a concession equal to 0.90% of the amount invested to Dealers on such purchases. If shares are redeemed within 24 months of purchase a CDSC of 1.00% will be deducted from the redemption proceeds. The CDSC will be applied in the same manner as the CDSC on Class B shares. See "Class B Shares."

      CUMULATIVE PURCHASE PRIVILEGE AND LETTER OF INTENT. You may purchase Class A shares of a Fund at a reduced sales charge through the Cumulative Purchase Privilege or by executing a Letter of Intent. For more information, see the SAI, call your Representative or call Shareholder Services at 1-800-423-4026.


      WAIVERS OF CLASS A SALES CHARGES. Sales charges on Class A shares do not apply to: (1) any purchase by an officer, trustee, director or employee (who has completed the introductory employment period) of the Tax Exempt Funds, the Underwriter, the Adviser, or their affiliates, by a Representative, or by the spouse, or by the children and grandchildren under the age of 21 of any such person; (2) any purchase by a former officer, trustee, director or employee of the Tax Exempt Funds, the Underwriter, the Adviser, or their affiliates, or by a former FIC Representative; provided they had acted as such for at least five years and had retired or otherwise terminated the relationship in good standing;
(3) any reinvestment of the loan repayments by a participant in a loan program of any First Investors sponsored qualified retirement plan; and (4) a purchase with proceeds from the liquidation of a First Investors Life Variable Annuity Fund A contract or a First Investors Life Variable Annuity Fund C contract during the one-year period preceding the maturity date of the contract.


      Additionally, policyholders of participating life insurance policies issued by First Investors Life Insurance Company ("FIL"), an affiliate of the Adviser and Underwriter, may elect to invest dividends earned on such policies in Class A shares of a Fund at net asset value, provided the annual dividend is at least $50 and the policyholder has an existing account with the Fund.

      Holders of certain unit trusts ("Unitholders") who have elected to invest the entire amount of cash distributions from either principal, interest income or capital gains or any combination thereof ("Unit Distributions") from the following trusts may invest such Unit Distributions in Class A shares of a Fund at a reduced sales charge. Unitholders of various series of New York Insured Municipals-Income Trust sponsored by Van Kampen Merritt Inc. (the "New York Trust"); Unitholders of various series of the Multistate Tax Exempt Trust sponsored by Advest Inc.; and Unitholders of various series of the Municipal Insured National Trust, J.C. Bradford & Co. as agent, may purchase Class A shares of a Fund with Unit Distributions at an offering price which is the net asset value per share plus a sales charge of 1.5%. Unitholders of various series of tax-exempt trusts, other than the New York Trust, sponsored by Van Kampen Merritt Inc. may purchase Class A shares of a Fund with Unit Distributions at an offering price which is the net asset value per share plus a sales charge of 1.0%. Each Fund's initial minimum investment requirement is waived for purchases of Class A shares with Unit Distributions. Shares of a Fund purchased by Unitholders may be exchanged for Class A shares of any Eligible Fund subject to the terms and conditions set forth under "How to Exchange Shares."

      CLASS B SHARES. The public offering price of Class B shares of each Fund is the next determined net asset value, with no initial sales charge imposed. A CDSC, however, is imposed upon most redemptions of Class B shares at the rates set forth below:

                                          CONTINGENT DEFERRED SALES CHARGE
            YEAR SINCE PURCHASE          AS A PERCENTAGE OF DOLLARS INVESTED
               PAYMENT MADE                    OR REDEMPTION PROCEEDS

         First.........................                   4%
         Second........................                   4
         Third.........................                   3
         Fourth........................                   3
         Fifth.........................                   2
         Sixth.........................                   1
         Seventh and thereafter........                   0

      The CDSC will not be imposed on (1) the redemption of Class B shares acquired as dividends or other distributions, or (2) any increase in the net asset value of redeemed shares above their initial purchase price (in other words, the CDSC will be imposed on the lower of net asset value or purchase price). In determining whether a CDSC is payable on any redemption, it will be assumed that the redemption is made first of any Class B shares acquired as dividends or distributions, second of Class B shares that have been held for a sufficient period of time such that the CDSC no longer is applicable to such shares and finally of Class B shares held longest during the period of time that a CDSC is applicable to such shares. This will result in you paying the lowest possible CDSC.

      As an example, assume an investor purchased 100 shares of Class B shares at $10 per share for a total cost of $1,000 and in the second year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional Class B shares as dividends. If at such time the investor makes his or her first redemption of 50 shares (proceeds of $600), 10 shares will not be subject to a CDSC charge because redemptions are first made of shares acquired through dividend reinvestment. With respect to the remaining 40 shares, the charge is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 4.00% (the applicable rate in the second year after purchase).

      For purposes of determining the CDSC on Class B shares, all purchases made during a calendar month will be deemed to have been made on the first business day of that month at the average cost of all purchases made during that month. The holding period of Class B shares acquired through an exchange with another Eligible Fund will be calculated from the first business day of the month that the Class B shares were initially acquired in the other Eligible Fund. The amount of any CDSC will be paid to FIC. The CDSC imposed on the purchase of Class B shares will be waived under certain circumstances. See "Waivers of CDSC on Class B Shares" in the SAI.

      CONVERSION OF CLASS B SHARES. A shareholder's Class B shares will automatically convert to Class A shares approximately eight years after the date of purchase, together with a pro rata portion of all Class B shares representing dividends and other distributions paid in additional Class B shares. The Class B shares so converted will no longer be subject to the higher expenses borne by Class B shares. The conversion will be effected at the relative net asset values per share of the two classes on the first business day of the month following the month in which the eighth anniversary of the purchase of the Class B shares occurs. If a shareholder effects one or more exchanges between Class B shares of the Eligible Funds during the eight-year period, the holding period for the shares so exchanged will commence upon the date of the purchase of the original shares. Because the per share net asset value of the Class A shares may be higher than that of the Class B shares at the time of conversion, a shareholder may receive fewer Class A shares than the number of Class B shares converted. See "Determination of Net Asset Value."

      GENERAL. The Underwriter may at times agree to reallow to Dealers up to an additional 0.25% of the dollar amount of shares of the Funds and/or certain other First Investors Funds sold by such Dealers during a specific period of time. From time to time, the Underwriter also will pay, through additional reallowances or other sources, a bonus or other compensation to Dealers that employ a Dealer Representative who sells a minimum dollar amount of the shares of the Funds and/or certain other First Investors Funds during a specific period of time. Such bonus or other compensation may take the form of reimbursement of certain seminar expenses, co-operative advertising, or payment for travel expenses, including lodging incurred in connection with trips taken by qualifying Dealer Representatives to the Underwriter's principal office in New York City. FIC Representatives generally are more highly compensated for sales of First Investors mutual funds than for sales of other mutual funds.

                             HOW TO EXCHANGE SHARES

      Should your investment needs change, you may exchange, at net asset value, shares of a Fund for shares of any Eligible Fund, including the Money Market Funds. In addition, Class A shares of a Fund may be exchanged at net asset value for units of any single payment plan ("plan") sponsored by the Underwriter. SHARES OF A PARTICULAR CLASS MAY BE EXCHANGED ONLY FOR SHARES OF THE SAME CLASS OF ANOTHER FUND. Exchanges can only be made into accounts registered to identical owners. If your exchange is into a new account, it must meet the minimum investment and other requirements of the fund or plan into which the exchange is being made. Additionally, the fund or plan must be available for sale in the state where you reside. Before exchanging Fund shares for shares of another fund or plan, you should read the Prospectus of the fund or plan into which the exchange is to be made. You may obtain Prospectuses and information with respect to which funds or plans qualify for the exchange privilege free of charge by calling Shareholder Services at 1-800-423-4026. Exchange requests received in "good order," as defined below, by the Transfer Agent before the close of regular trading on the NYSE will be processed at the net asset value determined as of the close of regular trading on the NYSE on that day; exchange requests received after that time will be processed on the following trading day.

      EXCHANGES BY MAIL. To exchange shares by mail, you should mail requests to Administrative Data Management Corp., 581 Main Street, Woodbridge, NJ 07095-1198. Shares will be exchanged after the request is received in "good order" by the Transfer Agent. "Good order" means that an exchange request must include: (1) the names of the funds, account number(s), the dollar amount, number of shares or percentage of the account you wish to exchange; (2) share certificates, if issued; (3) the signature of all registered owners exactly as the account is registered; and (4) signature guarantees, if required (see "How to Redeem Shares-Signature Guarantees"). If the request is not in good order or information is missing, the Transfer Agent will seek additional information from you and process the exchange on the day it receives such information. Certain account registrations may require additional legal documentation in order to exchange. To review these requirements, please call Shareholder Services at 1-800-423-4026.

      EXCHANGES BY TELEPHONE.  See "Telephone Transactions."

      ADDITIONAL EXCHANGE INFORMATION. Exchanges should be made for investment purposes only. A pattern of frequent exchanges may be contrary to the best interests of a Fund's other shareholders. Accordingly, each Fund has the right, at its sole discretion, to limit the amount of an exchange, reject any exchange, or, upon 60 days' notice, materially modify or discontinue the exchange privilege. Each Fund will consider all relevant factors in determining whether a particular frequency of exchanges is contrary to the best interests of the Fund and/or a class of the Fund and its other shareholders. Any such restriction will be made by a Fund on a prospective basis only, upon notice to the shareholder not later than ten days following such shareholder's most recent exchange.

                              HOW TO REDEEM SHARES

      You may redeem your Fund shares at the next determined net asset value, less any applicable CDSC, on any day the NYSE is open, directly through the Transfer Agent. Your Representative may help you with this transaction. Shares may be redeemed by mail or telephone. Certain account registrations may require additional legal documentation in order to redeem. Redemption requests received in "good order" by the Transfer Agent before the close of regular trading on the NYSE, will be processed at the net asset value, less any applicable CDSC, determined as of the close of regular trading on the NYSE on that day. Payment of redemption proceeds generally will be made within seven days. If the shares being redeemed were recently purchased by check, payment may be delayed to verify that the check has been honored, normally not more than fifteen days. For a discussion of pricing practices when FIC's Woodbridge offices are unable to open due to an emergency, see the SAI.

      REDEMPTIONS BY MAIL. Written redemption requests should be mailed to Administrative Data Management Corp., 581 Main Street, Woodbridge, NJ 07095-1198. For your redemption request to be in good order, you must include:
(1) the name of the Fund; (2) your account number; (3) the dollar amount, number of shares or percentage of the account you want redeemed; (4) share certificates, if issued; (5) the original signatures of all registered owners exactly as the account is registered; and (6) signature guarantees, if required. If your redemption request is not in good order or information is missing, the Transfer Agent will seek additional information and process the redemption on the day it receives such information. To review these requirements, please call Shareholder Services at 1-800-423-4026.

      SIGNATURE GUARANTEES. In order to protect you, the Funds and their agents, each Fund reserves the right to require signature guarantees in order to process certain exchange or redemption requests. See the SAI or call Shareholder Services at 1-800-423-4026 for instances when signature guarantees are required.

      REDEMPTIONS BY TELEPHONE.  See "Telephone Transactions."


      ELECTRONIC FUND TRANSFER. Shareholders who have established Electronic Fund Transfer may have redemption proceeds electronically transferred to a predesignated bank account. Each Fund has the right, at its sole discretion, to limit or terminate your ability to exercise the electronic fund transfer privilege at any time. For additional information, see the SAI. Applications to establish Electronic Fund Transfer are available from your FIC Representative or by calling Shareholder Services at 1-800-423-4026.

      FUND/SERV REDEMPTIONS. If there is a Dealer of record on your Fund account, the Fund is authorized to execute electronic redemption requests received directly from this Dealer. Electronic requests may be processed through the services of the NSCC "Fund/SERV" system. Redemption requests received by a Dealer before the close of regular trading on the NYSE and received by FIC at its Woodbridge offices in accordance with NSCC rules and procedures will be executed at the net asset value, less any applicable sales charge, determined at the close of regular trading on the NYSE on that day. It is the responsibility of the Dealer to transmit redemption requests to FIC promptly and accurately. FIC will not be liable for any change in the redemption price due to the failure of FIC to receive such redemption requests. Any such disputes must be settled between you and the Dealer.


      SYSTEMATIC WITHDRAWAL PLAN. If you own noncertificated shares, you may set up a plan for redemptions to be made automatically at regular intervals. See the SAI for more information on the Systematic Withdrawal Plan or call Shareholder Services at 1-800-423-4026.

      REINVESTMENT AFTER REDEMPTION. If you redeem Class A or Class B shares in your Fund account, you can reinvest within six months from the date of redemption all or any part of the proceeds in shares of the same class of the same Fund or any other Eligible Fund, including the Money Market Funds, at net asset value, on the date the Transfer Agent receives your purchase request. For more information on the reinvestment privilege, please see the SAI or call Shareholder Services at 1-800-423-4026.

      REPURCHASE THROUGH UNDERWRITER. You may redeem Fund shares through a Dealer. In this event, the Underwriter, acting as agent for each Fund, will offer to repurchase or accept an offer to sell such shares at a price equal to the net asset value next determined after the making of such offer, less any applicable CDSC. The Dealer may charge you an added commission for handling any redemption transaction.

      REDEMPTION OF LOW BALANCE ACCOUNTS. Because each Fund incurs certain fixed costs in maintaining shareholder accounts, each Fund may redeem without your consent, on at least 60 days' prior written notice (which may appear on your account statement), any Fund account of Class A or Class B shares which has a net asset value of less than $500. To avoid such redemption, you may, during such 60-day period, purchase additional Fund shares of the same class so as to increase your account balance to the required minimum. There will be no CDSC imposed on such redemptions of Class B shares. A Fund will not redeem accounts that fall below $500 solely as a result of a reduction in net asset value. Accounts established under a Systematic Investment Plan that have been discontinued prior to meeting the $1,000 minimum are subject to this policy.

      Additional information concerning how to redeem shares of a Fund is available upon request to your Representative or Shareholder Services at 1-800-423-4026.

                             TELEPHONE TRANSACTIONS

      Unless you specifically decline to have telephone privileges, you, or any person who we reasonably believe is authorized to act on your behalf, may redeem or exchange noncertificated shares of a Fund by calling the Special Services Department at 1-800-342-6221 weekdays (except holidays) between 9:00 A.M. and 5:00 P.M. (New York City time). Certain accounts, however, are required to complete additional documents in order to activate telephone privileges. Exchange or redemption requests received before the close of regular trading on the NYSE will be processed at the net asset value, less any applicable CDSC, determined as of the close of business on that day. For more information on telephone privileges, please call Shareholder Services at 1-800-423-4026 or see the SAI.

      TELEPHONE EXCHANGES. Exchange requests may be made by telephone (for shares held on deposit only). Telephone exchanges to Money Market Funds are not available if your address of record has changed within 60 days prior to the exchange request.

      TELEPHONE REDEMPTIONS. The telephone redemption privilege may be used provided: (1) the redemption proceeds are being mailed to the address of record or to a predesignated bank account; (2) your address of record has not changed within the past 60 days; (3) the shares to be redeemed have not been issued in certificate form; (4) each redemption does not exceed $50,000; and (5) the proceeds of the redemption, together with all redemptions made from the account during the prior 30-day period, do not exceed $100,000. TELEPHONE REDEMPTION INSTRUCTIONS WILL BE ACCEPTED FROM ANY ONE OWNER OR AUTHORIZED INDIVIDUAL.

      ADDITIONAL INFORMATION. The Tax Exempt Funds, the Adviser, the Underwriter and their officers, trustees, directors and employees will not be liable for any loss, damage, cost or expense arising out of any instruction (or any interpretation of such instruction) received by telephone or which they reasonably believe to be authentic. This policy places the entire risk of loss for unauthorized or fraudulent transactions on the shareholder, except that if the above-referenced parties do not follow reasonable procedures, some or all of them may be liable for any such losses. For more information on telephone transactions see the SAI. The Tax Exempt Funds have the right, at their sole discretion, upon 60 days' notice, to materially modify or discontinue the telephone exchange and redemption privilege. During times of drastic economic or market changes, telephone exchanges or redemptions may be difficult to implement. If you experience difficulty in making a telephone exchange or redemption, your exchange or redemption request may be made by regular or express mail, and it will be implemented at the next determined net asset value, less any applicable CDSC, following receipt by the Transfer Agent.

                                   MANAGEMENT

      BOARD OF DIRECTORS OR TRUSTEES.  Each Tax Exempt Fund's Board,  as part of
its  overall   management   responsibility,   oversees   various   organizations
responsible for the applicable Fund's day-to-day management.

      ADVISER. First Investors Management Company, Inc. supervises and manages each Fund's investments, determines each Fund's portfolio transactions and supervises all aspects of each Fund's operations. The Adviser is a New York corporation located at 95 Wall Street, New York, NY 10005. The Adviser presently acts as investment adviser to 14 mutual funds. First Investors Consolidated Corporation ("FICC") owns all of the voting common stock of the Adviser and all of the outstanding stock of FIC and the Transfer Agent. Mr. Glenn O. Head controls FICC and, therefore, controls the Adviser.


      As compensation for its services, the Adviser receives an annual fee from each of the Funds, which is payable monthly. For the fiscal year ended December 31, 1996, the advisory fees for INSURED TAX EXEMPT FUND were 0.69% of its average daily net assets. For the same period, INSURED INTERMEDIATE FUND's advisory fees, net of waiver, were 0.39%.


      PORTFOLIO MANAGER. Clark D. Wagner has been Portfolio Manager of the Funds since he joined FIMCO in 1991. Mr. Wagner is also Portfolio Manager for all of the First Investors municipal bond funds. Mr. Wagner is also Portfolio Manager for Government Fund, Target Maturity 2007 Fund and Target Maturity 2010 Fund of First Investors Life Series Fund and First Investors Government Fund, Inc. Mr. Wagner is also responsible for the day-to-day management of the U.S. Government and mortgage-backed securities portion of Total Return Fund of First Investors Series Fund. Mr. Wagner has been Chief Investment Officer of FIMCO since 1992.

      BROKERAGE. Each Fund may allocate brokerage commissions, if any, to broker-dealers in consideration of Fund share distribution, but only when execution and price are comparable to that offered by other broker-dealers. Brokerage may be directed to brokers who provide research. See the SAI for more information on allocation of portfolio brokerage.

      UNDERWRITER. Each Tax Exempt Fund has entered into an Underwriting Agreement with First Investors Corporation, 95 Wall Street, New York, NY 10005, as Underwriter. The Underwriter receives all sales charges in connection with the sale of each Fund's Class A shares and all CDSCs in connection with each Fund's Class B shares and may receive other payments under a plan of distribution. See "How to Buy Shares" and "Distribution Plans."

                               DISTRIBUTION PLANS

      Pursuant to separate distribution plans pertaining to each Fund's Class A and Class B shares ("Class A Plan" or "Class B Plan," and collectively, "Plans"), each Fund may reimburse or compensate, as applicable, the Underwriter for certain expenses incurred in the distribution of that Fund's shares
("distribution fees") and the servicing or maintenance of existing Fund shareholder accounts ("service fees"). Pursuant to the Plans, distribution fees are paid for activities relating to the distribution of Fund shares, including costs of printing and dissemination of sales material or literature, prospectuses and reports used in connection with the sale of Fund shares. Service fees are paid for the ongoing maintenance and servicing of existing
shareholder   accounts,   including
payments to Representatives who provide shareholder liaison services to their customers who are holders of that Fund, provided they meet certain criteria.

      Pursuant to INSURED TAX EXEMPT FUND'S Class A Plan, the Fund's Board of Directors, in its sole discretion, may periodically allocate the portion of distribution fees and services fees that may be spent, provided the aggregate of such fees paid by the Fund may not exceed an annual rate of 0.30% of its average daily net assets attributable to Class A shares in any one fiscal year. Of that amount, no more than 0.25% of the Fund's average daily net assets attributable to Class A shares may be paid as service fees. Payments made to the Underwriter will be for reimbursement of specific expenses incurred in connection with distribution and service activities.

      Pursuant to INSURED INTERMEDIATE FUND's Class A Plan, the Fund is authorized to pay the Underwriter a distribution fee at the annual rate of 0.05% of the Fund's average daily net assets attributable to Class A shares and a service fee of 0.25% of the Fund's average daily net assets attributable to Class A shares. Payments made to the Underwriter will represent compensation for distribution and service activities, not reimbursement for specific expenses incurred.

      Pursuant to each Class B Plan, each Fund is authorized to pay the Underwriter a distribution fee at the annual rate of 0.75% of that Fund's average daily net assets attributable to Class B shares and a service fee of 0.25% of the Fund's average daily net assets attributable to Class B shares. Payments made to the Underwriter under each Class B Plan will represent compensation for distribution and service activities, not reimbursement for specific expenses incurred.

      Although Class B shares are sold without an initial sales charge, the Underwriter pays from its own resources a sales commission to FIC Representatives and a concession equal to 3.5% of the amount invested to Dealers who sell Class B shares. In addition, the Underwriter will make quarterly payments of service fees to Representatives commencing after the thirteenth month following the initial sale of Class B shares. The Underwriter will make such payments at an annual rate of up to 0.25% of the average net asset value of Class B shares which are attributable to shareholders for whom the Representatives are designated as dealer of record.

      Each Fund may suspend or modify payments under the Plans at any time, and payments are subject to the continuation of each Plan, the terms of any dealer agreements between Dealers and the Underwriter and any applicable limits imposed by the National Association of Securities Dealers, Inc. Each Fund will not carry over any fees under the Plans to the next fiscal year. See "Distribution Plans" in the SAI for a full discussion of the various Plans.

                        DETERMINATION OF NET ASSET VALUE

      The net asset value of each Fund's shares fluctuates and is determined separately for each class of shares. The net asset value of shares of a given class of each Fund is determined as of the close of regular trading on the NYSE (generally 4:00 P.M., New York City time) on each day the NYSE is open for trading, and at such other times as the applicable Tax Exempt Fund's Board deems necessary, by dividing the market value of the securities held by such Fund, plus any cash and other assets, less all liabilities attributable to that class, by the number of shares of the applicable class outstanding. If there is no available market value, securities will be valued at their fair value as determined in good faith pursuant to procedures adopted by the applicable Tax

Exempt Fund's Board. Expenses (other than 12b-1 fees and certain other class expenses) are allocated daily to each class of shares based upon the relative proportion of net assets of each class. The per share net asset value of the Class B shares will generally be lower than that of the Class A shares because of the higher expenses borne by the Class B shares. The NYSE currently observes the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


                        DIVIDENDS AND OTHER DISTRIBUTIONS

      Dividends from net investment income are generally declared daily and paid monthly by each Fund. Unless you direct the Transfer Agent otherwise, dividends declared on a class of shares of a Fund are paid in additional shares of that class at the net asset value generally determined as of the close of business on the first business day of the following month. If you redeem all of your shares of a Fund at any time during a month, you are paid all dividends declared through the day prior to the date of the redemption, together with the proceeds of your redemption, less any applicable CDSC. Net investment income includes interest, earned discount and other income earned on portfolio securities less expenses.

      Each Fund also distributes with its regular dividend at the end of each year substantially all of its net capital gain (the excess of net long-term capital gain over net short-term capital loss) and net short-term capital gain, if any, after deducting any available capital loss carryovers. Unless you direct the Transfer Agent otherwise, these distributions are paid in additional shares of the same class of the distributing Fund at the net asset value generally determined as of the close of business on the business day immediately following the record date of the distribution. A Fund may make an additional distribution in any year if necessary to avoid a Federal excise tax on certain undistributed ordinary (taxable) income and capital gain.

      Dividends and other distributions paid on both classes of a Fund's shares are calculated at the same time and in the same manner. Dividends on Class B shares of a Fund are expected to be lower than those for its Class A shares because of the higher distribution fees borne by the Class B shares. Dividends on each class also might be affected differently by the allocation of other class-specific expenses.

      In order to be eligible to receive a dividend or other distribution, you must own Fund shares as of the close of business on the record date of the distribution. You may elect to receive dividends and/or other distributions in cash by notifying the Transfer Agent by telephone or in writing prior to the record date of any such distribution. If you elect this form of payment, the payment date generally is two weeks following the record date of any such distribution. Your election remains in effect until you revoke it by notifying the Transfer Agent.

      You may elect to invest the entire amount of any cash distribution on Class A or Class B shares of a Fund in the same class of shares of any Eligible Fund, including the Money Market Funds, by notifying the Transfer Agent. See "Cross-Investment of Cash Distributions" in the SAI.

      A dividend or other distribution paid on a class of shares of a Fund will be paid in additional shares of that class and not in cash if any of the following events occurs: (1) the total amount of the distribution is under $5,
(2) the Fund has received notice of your death on an individual account (until written alternate payment instructions and other necessary documents are provided by your legal representative), or (3) a distribution check is returned to the Transfer Agent, marked as being undeliverable, by the U.S. Postal Service after two consecutive mailings.

                                      TAXES

      Each Fund has qualified and intends to continue to qualify for treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), so that it will be relieved of Federal income tax on that part of its investment company taxable income (consisting generally of taxable net investment income and net short-term capital gain) and net capital gain that is distributed to its shareholders. In addition, each Fund intends to continue to qualify to pay "exempt-interest dividends" (as defined below), which requires, among other things, that at the close of each calendar quarter at least 50% of the value of its total assets must consist of Municipal Instruments.

      Distributions by a Fund of the excess of interest income from Municipal Instruments over certain amounts disallowed as deductions, which are designated by the Fund as "exempt-interest dividends," generally may be excluded by you from gross income. Distributions by a Fund of interest income from taxable obligations and net short-term capital gain, if any, are taxable to you as ordinary income to the extent of the Fund's earnings and profits, whether received in cash or paid in additional Fund shares. Distributions of a Fund's realized net capital gain, if any, when designated as such, are taxable to you as long-term capital gains, whether received in cash or paid in additional Fund shares, regardless of the length of time you have owned your shares. If you purchase your shares shortly before the record date for a taxable dividend or capital gain distribution, you will pay full price for the shares and receive some portion of the price back as a taxable distribution. You will receive a statement following the end of each calendar year describing the tax status of distributions paid by your Fund during that year.

      Interest on indebtedness incurred or continued to purchase or carry shares of a Fund will not be deductible for Federal income tax purposes to the extent the Fund's distributions consist of exempt-interest dividends. Each Fund does not intend to invest in PABs or IDBs the interest on which is treated as a Tax Preference Item.

      Proposals have been and, in the future, may be introduced before Congress for the purpose of restricting or eliminating the Federal income tax exemption for interest on Municipal Instruments. If such a proposal were enacted, the availability of Municipal Instruments for investment by each Fund and the value of its portfolio securities would be affected. In that event, each Fund would reevaluate its investment objective and policies.

      Each Fund is required to withhold 31% of all taxable dividends, capital gain distributions and redemption proceeds payable to you (if you are an individual or certain other non-corporate shareholder) if the Fund is not furnished with your correct taxpayer identification number, and the same percentage of dividends and such distributions in certain other circumstances.

      Your redemption of Fund shares will result in a taxable gain or loss to you, depending on whether the redemption proceeds are more or less than your adjusted basis for the redeemed shares (which normally includes any initial sales charge paid on Class A shares). An exchange of Fund shares for shares of any other Eligible Fund generally will have similar tax consequences. However, special tax rules apply if you (1) dispose of Class A shares through a redemption or exchange within 90 days of your purchase and (2) subsequently acquire Class A shares of the same Fund or an Eligible Fund without paying a sales charge due to the reinvestment privilege or exchange privilege. In these cases, any gain on your disposition of the original Class A shares will be increased, or loss decreased, by the amount of the sales charge you paid when the shares were acquired, and that amount will increase the basis of the Eligible Fund's shares subsequently acquired. In addition, if you purchase shares of a Fund within 30 days before or after redeeming other shares of that Fund (regardless of class) at a loss, all or a portion of the loss will not be deductible and will increase the basis of the newly purchased shares.

      No gain or loss will be recognized to a shareholder as a result of a conversion of Class B shares into Class A shares.

      The foregoing is only a summary of some of the important Federal income tax considerations generally affecting each Fund and its shareholders; see the SAI for a further discussion. There may be other Federal, state or local tax considerations applicable to a particular investor; for example, a Fund's distributions may be wholly or partly taxable under state and/or local laws. You therefore are urged to consult your own tax adviser.

                             PERFORMANCE INFORMATION

      For purposes of advertising, each Fund's performance may be calculated for each class of its shares based on average annual total return and total return. Each of these figures reflects past performance and does not necessarily indicate future results. Average annual total return shows the average annual percentage change in an assumed $1,000 investment. It reflects the hypothetical annually compounded return that would have produced the same total return if a Fund's performance had been constant over the entire period. Because average annual total return tends to smooth out variations in a Fund's return, you should recognize that it is not the same as actual year-by-year results. Average annual total return includes the effect of paying the maximum sales charge (in the case of Class A shares) or the deduction of any applicable CDSC (in the case of Class B shares) and payment of dividends and other distributions in additional shares. One, five and ten year periods will be shown unless the class has been in existence for a shorter period. Total return is computed using the same calculations as average annual total return. However, the rate expressed is the percentage change from the initial $1,000 invested to the value of the investment at the end of the stated period. Total return calculations assume reinvestment of dividends and other distributions.

      Each Fund also may advertise its yield for each class of shares. Yield reflects investment income net of expenses over a 30-day (or one-month) period on a Fund share, expressed as an annualized percentage of the maximum offering price per share for Class A shares and the net asset value per share for Class B shares at the end of the period. Yield computations differ from other accounting methods and therefore may differ from dividends actually paid or reported net income.

      Tax-equivalent yields show the taxable yields an investor would have to earn to equal a Fund's tax-free yields. The tax-equivalent yield is calculated similarly to the yield, except that the yield is increased using a stated income tax rate to demonstrate the taxable yield necessary to produce an after-tax yield equivalent to a Fund's tax-free yield. Each Fund may also advertise its "actual distribution rate" for each class of shares. This is computed in the same manner as yield except that actual income dividends declared per share during the period in question are substituted for net investment income per share. In addition, each Fund calculates its "actual distribution rate" based upon net asset value for dissemination to existing shareholders.

      Each of the above performance calculations may be based on investment at reduced sales charge levels or at net asset value. Any quotation of performance figures not reflecting the maximum sales charge or CDSC will be greater than if the maximum sales charge or CDSC were used. Each class of shares of a Fund has different expenses which will affect its performance. Additional performance information is contained in the Funds' Annual Reports which may be obtained without charge by contacting the applicable Fund at 1-800-423-4026.

                               GENERAL INFORMATION

      ORGANIZATION. INSURED TAX EXEMPT FUND was incorporated in the State of Maryland on September 28, 1976. Series Fund is a Massachusetts business trust organized on September 23, 1988. Each Fund is authorized to issue shares of beneficial interest or common stock, as applicable, in such separate and distinct series and classes of shares as that Tax Exempt Fund's Board shall from time to time establish. The shares of common stock of INSURED TAX EXEMPT FUND presently comprise one series and the shares of beneficial interest of Series Fund are presently divided into five separate and distinct series. Each Tax Exempt Fund presently has two classes, designated Class A shares and Class B shares. Each class of a Fund represents interests in the same assets of that Fund. The Tax Exempt Funds do not hold annual shareholder meetings. If requested to do so by the holders of at least 10% of a Tax Exempt Fund's outstanding shares, that Tax Exempt Fund's Board will call a special meeting of shareholders for any purpose, including the removal of Directors or Trustees.
Each share of each Fund has equal voting rights except as noted.

      CUSTODIAN. The Bank of New York, 48 Wall Street, New York, NY 10286, is custodian of the securities and cash of each Fund.

      TRANSFER AGENT. Administrative Data Management Corp., 581 Main Street, Woodbridge, NJ 07095-1198, an affiliate of FIMCO and FIC, acts as transfer and dividend disbursing agent for each Fund and as redemption agent for regular redemptions. The Transfer Agent's telephone number is 1-800-423-4026.

      SHARE CERTIFICATES. The Funds do not issue certificates for Class B shares, The Funds, however, will issue share certificates for Class A shares at the shareholder's request. Ownership of shares of each Fund is recorded on a stock register by the Transfer Agent and shareholders have the same rights of ownership with respect to such shares as if certificates had been issued.

      CONFIRMATIONS AND STATEMENTS. You will receive confirmations of purchases and redemptions of shares of a Fund. Generally, confirmation statements will be sent to you following a transaction in the account, including payment of a dividend or capital gain distribution in additional shares or cash. However, systematic investments made through First Investors Money Line or automatic payroll deductions will only be confirmed in your monthly or quarterly statement, showing all transactions occurring during the period.

      SHAREHOLDER INQUIRIES. Shareholder inquiries can be made by calling Shareholder Services at 1-800-423-4026.


      ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS. It is each Fund's practice to mail only one copy of its annual and semi-annual reports to any address at which more than one shareholder with the same last name has indicated that mail is to be delivered. Additional copies of the reports will be mailed if requested in writing or by telephone by any shareholder.

                                TABLE OF CONTENTS


Fee Table...............................................................    2
Financial Highlights....................................................    4
Investment Objectives and Policies......................................    7
Alternative Purchase Plans..............................................   12
How to Buy Shares.......................................................   13
How to Exchange Shares..................................................   17
How to Redeem Shares....................................................   18
Telephone Transactions..................................................   20
Management..............................................................   21
Distribution Plans......................................................   21
Determination of Net Asset Value........................................   22
Dividends and Other Distributions.......................................   23
Taxes...................................................................   24
Performance Information.................................................   25
General Information.....................................................   26




ADVISER                                    CUSTODIAN
First Investors Management                 The Bank of New York
  Company, Inc.                            48 Wall Street
95 Wall Street                             New York, NY  10286
New York, NY  10005
                                           TRANSFER AGENT
UNDERWRITER                                Administrative Data
First Investors Corporation                  Management Corp.
95 Wall Street                             581 Main Street
New York, NY  10005                        Woodbridge, NJ  07095-1198

LEGAL COUNSEL                              AUDITORS
Kirkpatrick & Lockhart LLP                 Tait, Weller & Baker
1800 Massachusetts Avenue, N.W.            Two Penn Center Plaza
Washington, D.C.  20036                    Philadelphia, PA  19102-1707


This Prospectus is intended to constitute an offer by each Tax Exempt Fund only of the securities of which it is the issuer and is not intended to constitute an offer by either Fund of the securities of the other Fund whose securities are also offered by this Prospectus. Neither Fund intends to make any representation as to the accuracy or completeness of the disclosure in this Prospectus relating to the other Fund. No dealer, salesman or any other person has been authorized to give any information or to make any representations other than those contained in this Prospectus or the Statement of Additional Information, and if given or made, such information and representation must not be relied upon as having been authorized by either Tax Exempt Fund, First Investors Corporation, or any affiliate thereof. This Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any of the shares offered hereby in any state to any person to whom it is unlawful to make such offer in such state.

First Investors
Insured Tax Exempt
Fund, Inc.
---------------------------

First Investors
Insured Intermediate
Tax Exempt Fund
A Series of
First Investors Series Fund

---------------------------

Prospectus

----------------------------

April 30, 1997


First Investors Logo


Logo is described as follows: the arabic numeral one separated into seven vertical segments followed by the words "First Investors."

Verticle line from top to bottom in center of page about 1/2 inch in thickness

The following language appears to the left of the above language in the printed piece:

The words "BULK RATE U.S. POSTAGE PAID PERMIT NO. 7379" in a box to the right of a circle containing the words "MAILED FROM ZIP CODE 11201" appears on the righthand side.

The following language appears on the lefthand side:

FIRST INVESTORS INSURED TAX EXEMPT FUND, INC.
FIRST INVESTORS INSURED INTERMEDIATE TAX EXEMPT FUND a Series of First Investors Series Fund
95 WALL STREET
NEW YORK, NY 10005

First Investors Logo (as described above)
A MEMBER OF THE
FIRST INVESTORS
FINANCIAL NETWORK


FIITE01

FIRST INVESTORS INSURED TAX EXEMPT FUND, INC.
FIRST INVESTORS INSURED INTERMEDIATE
TAX EXEMPT FUND, A SERIES OF
FIRST INVESTORS SERIES FUND
95 Wall Street                                                   1-800-423-4026
New York, New York  10005


                       STATEMENT OF ADDITIONAL INFORMATION
                              DATED APRIL 30, 1997


         This is a Statement of Additional Information ("SAI") for FIRST INVESTORS INSURED TAX EXEMPT FUND, INC. ("INSURED TAX EXEMPT FUND") and FIRST INVESTORS INSURED INTERMEDIATE TAX EXEMPT FUND ("INSURED INTERMEDIATE FUND"). INSURED INTERMEDIATE FUND is a separate series of FIRST INVESTORS SERIES FUND ("SERIES FUND"). INSURED TAX EXEMPT FUND and SERIES FUND are each an open-end diversified management investment company (collectively, "Tax Exempt Funds"). INSURED TAX EXEMPT FUND and INSURED INTERMEDIATE FUND are sometimes referred to herein singularly as "Fund" and collectively as "Funds." The investment objective of each Fund is to seek to provide a high level of interest income which is exempt from Federal income tax and is not an item of tax preference for purposes of the Federal alternative minimum tax ("Tax Preference Item"). There can be no assurance that the objective of any Fund will be realized.


         This SAI is not a prospectus. It should be read in conjunction with the Tax Exempt Funds' Prospectus dated April 30, 1997, which may be obtained free of cost from the Tax Exempt Funds at the address or telephone number noted above.


                                TABLE OF CONTENTS

                                                                           Page
Investment Policies........................................................   2
Hedging and Option Income Strategies.......................................   6
Insurance..................................................................  12
Investment Restrictions....................................................  14
Directors or Trustees and Officers.........................................  18
Management.................................................................  20
Underwriter................................................................  21
Distribution Plans.........................................................  22
Determination of Net Asset Value...........................................  23
Allocation of Portfolio Brokerage..........................................  24
Reduced Sales Charges, Additional Exchange and
  Redemption Information and Other Services................................  25
Taxes......................................................................  30
Performance Information....................................................  33
General Information........................................................  38
Appendix A.................................................................  40
Appendix B.................................................................  43
Appendix C.................................................................  43
Appendix D.................................................................  45
Financial Statements.......................................................  51

                               INVESTMENT POLICIES


         BOND MARKET CONCENTRATION. Each Fund may invest more than 25% of its total assets in a particular segment of the municipal bond market, such as hospital revenue bonds, housing agency bonds, industrial development bonds, utility bonds and university bonds, during periods when one or more of these segments offer higher yields and/or profit potential. As of December 31, 1996, INSURED TAX EXEMPT FUND had 25.33% of its assets in general obligation bonds and INSURED INTERMEDIATE FUND had 51.02% of its assets in general obligation bonds.


         CERTIFICATES OF PARTICIPATION. The applicable Tax Free Fund's Board of Directors or Trustees (each, a "Board") has established guidelines for determining the liquidity of the certificates of participation ("COPs") in the applicable Tax Free Fund's portfolio and, subject to review by that Tax Free Fund's Board, has delegated that responsibility to the Adviser. Pursuant to these guidelines, the Adviser will consider (1) the frequency of trades and quotes for the security, (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers, (3) the willingness of dealers to undertake to make a market in the security, (4) the nature of the marketplace, namely, the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer, (5) the coverage of the obligation by new issue insurance, (6) the likelihood that the marketability of the obligation will be maintained through the time the security is held by a Fund, and (7) for unrated COPs, the COPs' credit status analyzed by the Adviser according to the factors reviewed by rating agencies.

         DETACHABLE CALL OPTIONS. Detachable call options are sold by issuers of municipal bonds separately from the municipal bonds to which the call options relate and permit the purchasers of the call options to acquire the municipal bonds at the call prices and call dates. In the event that interest rates drop, the purchaser could exercise the call option to acquire municipal bonds that yield above-market rates. INSURED INTERMEDIATE FUND may acquire detachable call options relating to municipal bonds that the Fund already owns or will acquire in the immediate future and thereby, in effect, make such municipal bonds non-callable so long as the Fund continues to hold the detachable call option. INSURED INTERMEDIATE FUND will consider detachable call options to be illiquid securities and they will be treated as such for purposes of certain investment limitation calculations.

         HIGH YIELD SECURITIES. Although each Fund may invest up to 5% of its net assets in municipal bonds rated lower than Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poor's Ratings Group ("S&P"), each Fund currently does not intend to purchase such municipal bonds. However, occasionally a Fund may hold in its portfolio a municipal bond that has had its rating downgraded. In each instance, such bonds will be covered by the insurance feature and thus considered to be of higher quality than high yield securities without an insurance feature. See "Insurance" for a detailed discussion of the insurance feature. Debt obligations rated lower than Baa by Moody's or BBB by S&P, commonly referred to as "junk bonds," are speculative and generally involve a higher risk or loss of principal and income than higher-rated securities ("High Yield Securities"). High Yield Securities are subject to certain risks that may not be present with investments in high grade securities. The prices of High Yield Securities tend to be less sensitive to interest rate changes than higher-rated investments, but may be more sensitive to adverse economic changes. A strong economic downturn or a substantial period of rising interest rates could severely affect the market for High Yield Securities.

         Municipal obligations that are high yield securities rated below investment grade ("Municipal High Yield Securities") are deemed by Moody's and S&P to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal and may involve major risk exposure to adverse conditions. "Municipal High Yield Securities," unless otherwise noted, include unrated securities deemed to be rated below investment grade by the Funds' investment adviser, First Investors Management Company, Inc. ("Adviser" or "FIMCO"). Ratings of Municipal High Yield Securities represent the rating agencies' opinions regarding their quality, are not a guarantee of quality and may be reduced after a Fund has acquired the security. Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's current financial condition may be better or worse than the rating indicates.

         Municipal High Yield Securities generally offer a higher current yield than higher grade issues. However, Municipal High Yield Securities involve higher risks, in that they are especially subject to adverse changes in the general economic conditions, in economic conditions of an issuer's geographic area and in the industries or activities in which the issuer is engaged. Municipal High Yield Securities are also especially sensitive to changes in the financial condition of the issuer and to price fluctuations in response to changes in interest rates. Accordingly, the yield on lower rated Municipal High Yield Securities will fluctuate over time. During periods of economic downturn or rising interest rates, municipal issuers may experience financial stress which could adversely affect their ability to make payments of principal and interest and increase the possibility of default.

         In addition, Municipal High Yield Securities are frequently traded only in markets where the number of potential purchasers and sellers, if any, is limited. This factor may limit a Fund's ability to acquire such securities and to sell such securities at their fair value in response to changes in the economy or the financial markets, especially for unrated Municipal High Yield Securities. Although unrated Municipal High Yield Securities are not necessarily of lower quality than rated Municipal High Yield Securities, the market for rated Municipal High Yield Securities generally is broader than that for unrated Municipal High Yield Securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of Municipal High Yield Securities, especially in a thinly traded market.

         LOANS OF PORTFOLIO SECURITIES. Each Fund may loan securities to qualified broker-dealers or other institutional investors provided: the borrower pledges to a Fund and agrees to maintain at all times with that Fund cash collateral equal to not less than 100% of the value of the securities loaned (plus accrued interest or dividend), if any, the loan is terminable at will by a Fund, that Fund pays only reasonable custodian fees in connection with the loan, and the Adviser monitors the creditworthiness of the borrower throughout the life of the loan. Such loans may be terminated by a Fund at any time and that Fund may vote the proxies if a material event affecting the investment is to occur. The market risk applicable to any security loaned remains a risk of a Fund. The borrower must add to the collateral whenever the market value of the securities rises above the level of such collateral. A Fund could incur a loss if the borrower should fail financially at a time when the value of the loaned securities is greater than the collateral. The primary objective of such loaning function is to supplement a Fund's income through investment of the cash collateral in short-term interest bearing obligations. INSURED INTERMEDIATE FUND has a non-fundamental policy that the aggregate value of portfolio securities it can lend will not exceed 10% of its net assets and INSURED TAX EXEMPT FUND may not make such loans in excess of 10% of its total assets.

         REPURCHASE AGREEMENTS. A repurchase agreement essentially is a short-term collateralized loan. The lender (a Fund) agrees to purchase a security from a borrower (typically a broker-dealer) at a specified price. The borrower simultaneously agrees to repurchase that same security at a higher price on a future date (which typically is the next business day). The difference between the purchase price and the repurchase price effectively constitutes the payment of interest. In a standard repurchase agreement, the securities which serve as collateral are transferred to the Fund's custodian bank. In a "tri-party" repurchase agreement, these securities would be held by a different bank for the benefit of the Fund as buyer and the broker-dealer as seller. In a "quad-party" repurchase agreement, the Fund's custodian bank also is made a party to the agreement. INSURED INTERMEDIATE FUND may enter into repurchase agreements with banks which are members of the Federal Reserve System or securities dealers who are members of a national securities exchange or are market makers in government securities. The period of these repurchase agreements will usually be short, from overnight to one week, and at no time will the Fund invest in repurchase agreements with more than one year in time to maturity. The securities which are subject to repurchase agreements, however, may have maturity dates in excess of one year from the effective date of the repurchase agreement. The Fund will always receive, as collateral, securities whose market value, including accrued interest, which will at all times be at least equal to 100% of the dollar amount invested by the Fund in each agreement, and the Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian. If the seller defaults, the Fund might incur a loss if the value of the collateral securing the repurchase agreement declines, and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy or similar proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Fund may be delayed or limited. INSURED INTERMEDIATE FUND may not enter into a repurchase agreement with more than seven days to maturity if, as a result, more than 15% of the Fund's net assets would be invested in such repurchase agreements and other illiquid investments.

         RESTRICTED AND ILLIQUID SECURITIES. Neither Fund will purchase or otherwise acquire any security if, as a result, more than 15% of its net assets (taken at current value) would be invested in securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. This policy includes detachable call options and repurchase agreements maturing in more than seven days. This policy does not include restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended ("1933 Act"), which each Tax Exempt Fund's Board or the Adviser has determined under Board-approved guidelines are liquid. As a result of an undertaking to a certain state securities commission, INSURED INTERMEDIATE FUND will not invest more than 10% of its total assets in restricted securities, excluding Rule 144A securities.

         Restricted securities which are illiquid may be sold only in privately negotiated transactions or in public offerings with respect to which a registration statement is in effect under the 1933 Act. Such securities include those that are subject to restrictions contained in the securities laws of other countries. Securities that are freely marketable in the country where they are principally traded, but would not be freely marketable in the United States, will not be subject to this 15% limit. Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to sell.

         In recent years, a large institutional market has developed for certain securities that are not registered under the 1933 Act, including private placements, repurchase agreements, commercial paper, foreign securities and corporate bonds and notes. These instruments are often restricted securities because the securities are either themselves exempt from registration or sold in transactions not requiring registration. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

         Rule 144A under the 1933 Act establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities that might develop as a result of Rule 144A could provide both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible securities held by a Fund, however, could affect adversely the marketability of such portfolio securities and the Fund might be unable to dispose of such securities promptly or at reasonable prices.

         U.S. GOVERNMENT OBLIGATIONS. Securities issued or guaranteed as to principal and interest by the U.S. Government include (1) U.S. Treasury obligations which differ only in their interest rates, maturities and times of issuance as follows: U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one to ten years), and U.S. Treasury bonds (generally maturities of greater than ten years); and (2) obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are backed by the full faith and credit of the United States, such as securities issued by the Federal Housing Administration, Government National Mortgage Association, the Department of Housing and Urban Development, the Export-Import Bank, the General Services Administration and the Maritime Administration and certain securities issued by the Farmers Home Administration and the Small Business Administration. The range of maturities of U.S. Government Obligations is usually three months to thirty years.

         WHEN-ISSUED SECURITIES. Each Fund may invest up to 25% of its net assets in securities issued on a when-issued or delayed delivery basis, which involves an arrangement whereby delivery of, and payment for, the instruments occur up to 45 days after the agreement to purchase the instruments is made by a Fund. The purchase price to be paid by a Fund and the interest rate on the instruments to be purchased are both selected when the Fund agrees to purchase the securities on a "when-issued" basis. A Fund generally would not pay for such securities or start earning interest on them until they are issued or received. However, when a Fund purchases debt obligations on a when-issued basis, it assumes the risks of ownership, including the risk of price fluctuation, at the time of purchase, not at the time of receipt. Failure of the issuer to deliver a security purchased by a Fund on a when-issued basis may result in such Fund incurring a loss or missing an opportunity to make an alternative investment. When a Fund enters into a commitment to purchase securities on a when-issued basis, it establishes a separate account with its custodian consisting of cash, U.S. Government securities or other liquid high-grade debt securities equal to the amount of the Fund's commitment, which are valued at their fair market value. If on any day the market value of this segregated account falls below the value of the Fund's commitment, the Fund will be required to deposit additional cash or qualified securities into the account until equal to the value of the Fund's commitment. When the securities to be purchased are issued, a Fund will pay for the securities from available cash, the sale of securities in the segregated account, sales of other securities and, if necessary, from sale of the when-issued securities themselves although this is not ordinarily expected. Securities purchased on a when-issued basis are subject to the risk that yields available in the market, when delivery takes place, may be higher than the rate to be received on the securities a Fund is committed to purchase. Sale of securities in the segregated account or sale of the when-issued securities may cause the realization of a capital gain or loss.

         ZERO COUPON SECURITIES. Each Fund may invest in zero coupon municipal securities. Zero coupon securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest. They are issued and traded at a discount from their face amount or par value, which discount varies depending on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Original issue discount earned on zero coupon securities must be included in a Fund's income. Thus, to continue to qualify for tax treatment as a regulated investment company, a Fund may be required to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. These distributions must be made from a Fund's cash assets or, if necessary, from the proceeds of sales of portfolio securities. A Fund will not be able to purchase additional income-producing securities with cash used to make such distributions, and its current income ultimately could be reduced as a result. The market prices of zero coupon securities generally are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than do other types of debt securities having similar maturities and credit quality.

         PORTFOLIO TURNOVER. Although each Fund generally will not invest for short-term trading purposes, portfolio securities may be sold from time to time without regard to the length of time they have been held when, in the opinion of the Adviser, investment considerations warrant such action. Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year. A 100% turnover rate would occur if all the securities in a Fund's portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover generally leads to transaction costs and may result in a greater number of taxable transactions. See "Allocation of Portfolio Brokerage." For the fiscal years ended December 31, 1995 and 1996, INSURED TAX EXEMPT FUND's portfolio turnover rate was 37% and 21%, respectively. For the fiscal years ended December 31, 1995 and 1996, INSURED INTERMEDIATE FUND'S portfolio turnover rate was 47% and 82%, respectively.


                      HEDGING AND OPTION INCOME STRATEGIES

         The Adviser may engage in certain options and futures strategies to hedge each Fund's portfolio, in other circumstances permitted by the Commodities Futures Trading Commission ("CFTC") and engage in certain options strategies to enhance income. The instruments described below are sometimes referred to collectively as "Hedging Instruments." Certain special characteristics of and risks associated with using Hedging Instruments are discussed below. In addition to the non-fundamental investment guidelines (described below) adopted by each Tax Exempt Fund's Board to govern each Fund's investments in Hedging Instruments, use of these instruments is subject to the applicable regulations of the Securities and Exchange Commission ("SEC"), the several options and futures exchanges upon which options and futures contracts are traded, the CFTC and various state regulatory authorities. In addition, a Fund's ability to use Hedging Instruments will be limited by tax considerations. See "Taxes."

         Participation in the options or futures markets involves investment risks and transaction costs to which a Fund would not be subject absent the use of these strategies. If the Adviser's prediction of movements in the direction of the securities and interest rate markets are inaccurate, the adverse consequences  to a Fund  may  leave  the Fund in a worse  position  than if such strategies were not used. A Fund might not employ any of the strategies described below, and there can be no assurance that any strategy will succeed. The use of these strategies involve certain special risks, including (1)
dependence on the Adviser's ability to predict correctly movements in the direction of interest rates and securities prices, (2) imperfect correlation between the price of options, futures contracts and options thereon and movements in the prices of the securities being hedged, (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities, (4) the possible absence of a liquid secondary market for any particular instrument at any time, and (5) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences.

         Although each Fund may engage in the strategies listed below, INSURED INTERMEDIATE FUND does not intend to do so in the coming year and INSURED TAX EXEMPT FUND will only engage in transactions involving futures contracts and options thereon.

         COVER FOR HEDGING AND OPTION INCOME STRATEGIES. No Fund will use leverage in its hedging and option income strategies. No Fund will enter into a hedging or option income strategy that exposes the Fund to an obligation to another party unless it owns either (1) an offsetting ("covered") position in securities or other options or futures contracts or (2) cash and/or other liquid assets with a value sufficient at all times to cover its potential obligations. Each Fund will comply with guidelines established by the SEC with respect to coverage of hedging and option income strategies by mutual funds and, if required, will set aside cash and/or liquid assets in a segregated account with its custodian in the prescribed amount. Securities or other options or futures positions used for cover and assets held in a segregated account cannot be sold or closed out while the hedging or option income strategy is outstanding unless they are replaced with similar assets. As a result, there is a possibility that the use of cover or segregation involving a large percentage of a Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

         OPTIONS STRATEGIES. Each Fund may purchase call options on securities that the Adviser intends to include in its portfolio in order to fix the cost of a future purchase. Call options also may be used as a means of participating in an anticipated price increase of a security. In the event of a decline in the price of the underlying security, use of this strategy would serve to limit the Fund's potential loss to the option premium paid; conversely, if the market price of the underlying security increases above the exercise price and a Fund either sells or exercises the option, any profit eventually realized will be reduced by the premium. Each Fund may purchase put options in order to hedge against a decline in the market value of securities held in its portfolio. The put option enables a Fund to sell the underlying security at the predetermined exercise price; thus the potential for loss to the Fund below the exercise price is limited to the option premium paid. If the market price of the underlying security is higher than the exercise price of the put option, any profit the Fund realizes on the sale of the security will be reduced by the premium paid for the put option less any amount for which the put option may be sold.

         Each Fund may write covered call options on securities to increase income in the form of premiums received from the purchasers of the options. Because it can be expected that a call option will be exercised if the market value of the underlying security increases to a level greater than the exercise price, a Fund will write covered call options on securities generally when the Adviser believes that the premium received by the Fund, plus anticipated appreciation in the market price of the underlying security up to the exercise price of the option, will be greater than the total appreciation in the price of the security. The strategy may be used to provide limited protection against a decrease in the market price of the security in an amount equal to the premium received for writing the call option less any transaction costs. Thus, if the market price of the underlying security held by a Fund declines, the amount of such decline will be offset wholly or in part by the amount of the premium received by the Fund. If, however, there is an increase in the market price of the underlying security and the option is exercised, the Fund will be obligated to sell the security at less than its market value. A Fund gives up the ability to sell the portfolio securities used to cover the call option while the call option is outstanding. Such securities may also be considered illiquid in the case of over-the-counter ("OTC") options written by a Fund, to the extent described under "Investment Policies--Restricted and Illiquid Securities" and therefore subject to each Fund's limitation on investments in illiquid securities. In addition, a Fund could lose the ability to participate in an increase in the value of such securities above the exercise price of the call option because such an increase would likely be offset by an increase in the cost of closing out the call option (or could be negated if the buyer chose to exercise the call option at an exercise price below the securities' current market value).

         Each Fund may write put options. A put option gives the purchaser of the option the right to sell, and the writer (seller) the obligation to buy, the underlying security at the exercise price during the option period. So long as the obligation of the writer continues, the writer may be assigned an exercise notice by the broker-dealer through which such option was sold, requiring it to make payment of the exercise price against delivery of the underlying security. The operation of put options in other respects, including their related risks and rewards, is substantially identical to that of call options. A Fund may write covered put options in circumstances when the Adviser believes that the market price of the securities will not decline below the exercise price less the premiums received. If the put option is not exercised, a Fund will realize income in the amount of the premium received. This technique could be used to enhance current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying security would decline below the exercise price less the premiums received, in which case the Fund would expect to suffer a loss.

         Currently, options on debt securities are primarily traded on the OTC market. OTC options are contracts between a Fund and the opposite party with no clearing organization guarantee. Thus, when a Fund purchases an OTC option, it relies on the dealer from which it has purchased the OTC option to make or take delivery of the securities underlying the option. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as the loss of the expected benefit of the transaction.

         OPTIONS GUIDELINES. In view of the risks involved in using options, each Tax Exempt Fund's Board has adopted non-fundamental investment guidelines to govern a Fund's use of options that may be modified by each Board without shareholder vote: (1) options will be purchased or written only when the Adviser believes that there exists a liquid secondary market in such options; and (2) a Fund may purchase a put or call option if the value of the option's premium, when aggregated with the premiums on all other options held by such Fund, exceeds 5% of that Fund's total assets. This does not limit a Fund's assets at risk to 5%.

         SPECIAL CHARACTERISTICS AND RISKS OF OPTIONS TRADING. Each Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. If a Fund wishes to terminate its obligation to sell securities under a put or call option it has written, the Fund may purchase a put or call option of the same series (that is, an option identical in its terms to the put or call option previously written); this is known as a closing purchase transaction. Conversely, in order to terminate its right to purchase or sell specified securities under a call or put option it has purchased, a Fund may write an option of the same series as the option held; this is known as a closing sale transaction. Closing transactions essentially permit a Fund to realize profits or limit losses on its options positions prior to the exercise or expiration of the option. Whether a profit or loss is realized from a closing transaction depends on the price movement of the underlying security and the market value of the option.

         The value of an option position will reflect, among other things, the current market price of the underlying security, the time remaining until expiration, the relationship of the exercise price to the market price, the historical price volatility of the underlying security and general market conditions. For this reason, the successful use of options depends upon the Adviser's ability to forecast the direction of price fluctuations in the underlying securities.

         Options normally have expiration dates of up to nine months. Unless an option purchased by a Fund is exercised or unless a closing transaction is effected with respect to that position, a loss will be realized in the amount of the premium paid and any transaction costs.

         Closing transactions may be effected with respect to options traded in the OTC markets (currently the primary markets for options on debt securities) only by negotiating directly with the other party to the option contract or in a secondary market for the option if such market exists. Although a Fund will enter into OTC options only with dealers that agree to enter into, and that are expected to be capable of entering into, closing transactions with a Fund, there is no assurance that the Fund will be able to liquidate an OTC option at a favorable price at any time prior to expiration. In the event of insolvency of the opposite party, a Fund may be unable to liquidate an OTC option. Accordingly, it may not be possible to effect closing transactions with respect to certain options, with the result that a Fund would have to exercise those options that it has purchased in order to realize any profit. With respect to options written by a Fund, the inability to enter into a closing transaction may result in material losses to the Fund. For example, because a Fund must maintain a covered position with respect to any call option it writes, the Fund may not sell the underlying assets used to cover an option during the period it is obligated under the option. This requirement may impair a Fund's ability to sell a portfolio security or make an investment at a time when such a sale or investment might be advantageous.

         A Fund's activities in the options markets may result in a higher portfolio turnover rate and additional brokerage costs; however, a Fund also may save on commissions by using options as a hedge rather than buying or selling individual securities in anticipation or as a result of market movements.

         FUTURES STRATEGIES. Each Fund may engage in futures strategies to attempt to reduce the overall investment risk that would normally be expected to be associated with ownership of the securities in which it invests.

         Each Fund may use financial futures contracts and options thereon to hedge the debt portion of its portfolio against changes in the general level of interest rates. A Fund may purchase a financial futures contract when it intends to purchase debt securities but has not yet done so. This strategy may minimize the effect of all or part of an increase in the market price of those securities because a rise in the price of the securities prior to their purchase may either be offset by an increase in the value of the futures contract purchased by the Fund or avoided by taking delivery of the debt securities under the futures contract. Conversely, a fall in the market price of the underlying debt securities may result in a corresponding decrease in the value of the futures position. A Fund may sell a financial futures contract in order to continue to receive the income from a debt security, while endeavoring to avoid part or all of the decline in the market value of that security that would accompany an increase in interest rates.

         Each Fund may purchase a call option on a financial futures contract to hedge against a market advance in debt securities that the Fund plans to acquire at a future date. A Fund also may write covered call options on financial futures contracts as a partial hedge against a decline in the price of debt securities held in the Fund's portfolio or purchase put options on financial futures contracts in order to hedge against a decline in the value of debt securities held in the Fund's portfolio.

         Each Fund will use futures contracts and options thereon solely in bona fide hedging transactions or under other circumstances permitted by the CFTC.

         FUTURES  GUIDELINES.  In view of the risks  involved  in using  futures strategies described below, each Tax Exempt Fund's Board has adopted non-fundamental investment guidelines to govern the use of such investments by the Fund that may be modified by each Board without shareholder vote. In the event a Fund enters into futures contracts or options thereon other than for bona fide hedging purposes (as defined by the CFTC), the aggregate margin deposits on all outstanding futures contracts positions held by a Fund and premiums paid on outstanding options and futures contracts, after taking into account unrealized profits and losses, will not exceed 5% of a Fund's total assets, or enter into any futures contracts or options on futures contracts if the aggregate amount of a Fund's commitments under outstanding futures contracts positions and options on futures contracts written by a Fund would exceed the market value of the total assets of a Fund. This does not limit a Fund's assets at risk to 5%. The value of all futures sold will not exceed the total market value of a Fund's portfolio. In addition, each Fund may not purchase financial futures contracts if immediately thereafter more than 30% of its total assets would be so invested.

         SPECIAL CHARACTERISTICS AND RISKS OF FUTURES TRADING. No price is paid upon entering into futures contracts. Instead, upon entering into a futures contract, a Fund is required to deposit with its custodian in a segregated account in the name of the futures broker through which the transaction is effected an amount of cash, U.S. Government securities or other liquid, high-grade debt instruments generally equal to 3%-5% of the contract value. This amount is known as "initial margin." When writing a put or call option on a futures contract, margin also must be deposited in accordance with applicable exchange rules. Initial margin on futures contracts is in the nature of a performance bond or good-faith deposit that is returned to a Fund upon termination of the transaction, assuming all obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a Fund may be required by an exchange to increase the level of its initial margin payment. Additionally, initial margin requirements may be increased generally in the future by regulatory action. Subsequent payments, called "variation margin," to and from the broker, are made on a daily basis as the value of the futures position varies, a process known as "marking to market." Variation margin does not involve borrowing to finance the futures transactions, but rather represents a daily settlement of a Fund's obligation to or from a clearing organization. Each Fund is also obligated to make initial and variation margin payments when it writes options on futures contracts.

         Holders and writers of futures positions and options thereon can enter into offsetting closing transactions, similar to closing transactions on options on securities, by selling or purchasing, respectively, a futures position or options position with the same terms as the position or option held or written. Positions in futures contracts and options thereon may be closed only on an exchange or board of trade providing a secondary market for such futures or options.

         Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or related option may vary either up or down from the previous day's settlement price. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because prices could move to the daily limit for several consecutive trading days with little or no trading and thereby prevent prompt liquidation of unfavorable positions. In such event, it may not be possible for a Fund to close a position and, in the event of adverse price movements the Fund would have to make daily cash payments of variation margin (except in the case of purchased options). However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the contracts can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, there is no guarantee that the price of the securities will, in fact, correlate with the price movements in the contracts and thus provide an offset to losses on the contracts.

         Successful use by a Fund of futures contracts and related options will depend upon the Adviser's ability to predict movements in the direction of the overall securities and interest rate markets, which requires different skills and techniques than predicting changes in the prices of individual securities. Moreover, futures contracts relate not to the current price level of the underlying instrument but to the anticipated levels at some point in the future. There is, in addition, the risk that the movements in the price of the futures contract or related option will not correlate with the movements in prices of the securities being hedged. In addition, if a Fund has insufficient cash, it may have to sell assets from its portfolio to meet daily variation margin requirements. Any such sale of assets may or may not be made at prices that reflect the rising market. Consequently, a Fund may need to sell assets at a time when such sales are disadvantageous to the Fund. If the price of the futures contract or related option moves more than the price of the underlying securities, a Fund will experience either a loss or a gain on the futures contract or related option, that may or may not be completely offset by movements in the price of the securities that are the subject of the hedge.

         In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between price movements in the futures or related option position and the securities being hedged, movements in the prices of futures contracts and related options may not correlate perfectly with movements in the prices of the hedged securities because of price distortions in the futures market. As a result, a correct forecast of general market trends may not result in successful hedging through the use of futures contracts and related options over the short term.

         Positions in futures contracts may be closed out only on an exchange or board of trade that provides a secondary market for such futures contracts or related options. Although each Fund intends to purchase or sell futures and related options only on exchanges or boards of trade where there appears to be a liquid secondary market, there is no assurance that such a market will exist for any particular contract or option at any particular time. In such event, it may not be possible to close a futures or option position and, in the event of adverse price movements, a Fund would continue to be required to make variation margin payments.

         Like options on securities, options on futures contracts have a limited life. The ability to establish and close out options on futures will be subject to the development and maintenance of liquid secondary markets on the relevant exchanges or boards of trade. There can be no certainty that liquid secondary markets for all options on futures contracts will develop.

         Purchasers of options on futures contracts pay a premium in cash at the time of purchase. This amount and the transaction costs are all that is at risk. Sellers of options on a futures contract, however, must post initial margin and are subject to additional margin calls that could be substantial in the event of adverse price movements. In addition, although the maximum amount at risk when a Fund purchases an option is the premium paid for the option and the transaction costs, there may be circumstances when the purchase of an option on a futures contract would result in a loss to the Fund when the use of a futures contract would not.

         Each Fund's activities in the futures and related options markets may result in a higher portfolio turnover rate and additional transaction costs in the form of added brokerage commissions; however, the Fund also may save on commissions by using futures and related options as a hedge rather than buying or selling individual securities or currencies in anticipation or as a result of market movements.

                                    INSURANCE

         The municipal bonds in each Fund's portfolio will be insured as to their scheduled payments of principal and interest at the time of purchase either (1) under a Mutual Fund Insurance Policy written by an independent insurance company; (2) under an insurance policy obtained subsequent to a municipal bond's original issue (a "Secondary Market Insurance Policy"); or (3) under an insurance policy obtained by the issuer or underwriter of such municipal bond at the time of original issuance (a "New Issue Insurance
Policy"). An insured municipal bond in a Fund's portfolio typically will be covered by only one of the three policies. For instance, if a municipal bond is already covered by a New Issue Insurance Policy or a Secondary Market Insurance Policy, then that security will not be additionally insured under the Mutual Fund Insurance Policy.

         Each Tax Free Fund has purchased a Mutual Fund Insurance Policy ("Policy") from AMBAC Indemnity Corporation ("AMBAC Indemnity"), a Wisconsin stock insurance company, with its principal executive offices in New York City. The Policy guarantees the payment of principal and interest on municipal bonds purchased by a Fund which are eligible for insurance under the Policy. Municipal bonds are eligible for insurance if they are approved by AMBAC Indemnity prior to their purchase by a Fund. AMBAC Indemnity furnished each Fund with an approved list of municipal bonds at the time the Policy was issued and subsequently provides amended and modified lists of this type at periodic intervals. AMBAC Indemnity may withdraw particular securities from the approved list and may limit the aggregate amount of each issue or category of municipal bonds therein, in each case by notice to a Fund prior to the entry by the Fund of an order to purchase a specific amount of a particular security otherwise eligible for insurance under the Policy. The approved list merely identifies issuers whose issues may be eligible for insurance and does not constitute approval of, or a commitment by, AMBAC Indemnity to insure such securities. In determining eligibility for insurance, AMBAC Indemnity has applied its own standards which correspond generally to the standard it normally uses in establishing the insurability of new issues of municipal bonds and which are not necessarily the criteria which would be used in regard to the purchase of municipal bonds by a Fund. The Policy does not insure: (1) obligations of, or securities guaranteed by, the United States of America or any agency or instrumentality thereof; (2) municipal bonds which were insured as to payment of principal and interest at the time of their issuance; (3) municipal bonds purchased  by a Fund at a time when  they were  ineligible  for  insurance;  (4)
municipal  bonds which are insured by insurers other than AMBAC  Indemnity;  and
(5) municipal bonds which are no longer owned by a Fund. AMBAC Indemnity has reserved the right at any time, upon 90 days' prior written notice to a Fund, to refuse to insure any additional municipal bonds purchased by a Fund, on or after the effective date of such notice. If AMBAC Indemnity so notifies a Fund, the Fund will attempt to replace AMBAC Indemnity with another insurer. If another insurer cannot be found to replace AMBAC Indemnity, the Fund will ask its shareholders to approve continuation of its business without insurance.

         In the event of nonpayment of interest or principal when due, in respect of an insured municipal bond, AMBAC Indemnity is obligated under the Policy to make such payment not later than 30 days after it has been notified by a Fund that such nonpayment has occurred (but not earlier than the date such payment is due). AMBAC Indemnity, as regards insurance payments it may make, will succeed to the rights of a Fund. Under the Policy, a payment of principal on an insured municipal bond is due for payment when the stated maturity date has been reached, which does not include any earlier due date by reason of redemption, acceleration or other advancement of maturity or extension or delay in payment by reason of governmental action.

         The Policy does not guarantee the market value or yield of the insured municipal bonds or the net asset value or yield of a Fund's shares. The Policy will be effective only as to insured municipal bonds owned by a Fund. In the event of a sale by a Fund of a municipal bond insured under the Policy, the insurance terminates as to such municipal bond on the date of sale. If an insured municipal bond in default is sold by a Fund, AMBAC Indemnity is liable only for those payments of interest and principal which are then due and owing and, after making such payments, AMBAC Indemnity will have no further obligations to a Fund in respect of such municipal bond. It is the intention of each Fund, however, to retain any insured securities which are in default or in significant risk of default and to place a value on the defaulted securities equal to the value of similar insured securities which are not in default. While a defaulted bond is held by a Fund, the Fund continues to pay the insurance premium thereon but also collects interest payments from the insurer and retains the right to collect the full amount of principal from the insurer when the municipal bond comes due. See "Determination of Net Asset Value" for a more complete description of the Funds' method of valuing securities in default and securities which have a significant risk of default.

         Each Tax Free Fund may purchase a Secondary Market Insurance Policy from an independent insurance company rated in the top rating category by S&P, Moody's, Fitch Investors Service, Inc. or any other nationally recognized rating organization which insures a particular bond for the remainder of its term at a premium rate fixed at the time such bond is purchased by a Fund. It is expected that these premiums will range from 1% to 5% of par value. Such insurance coverage will be noncancellable and will continue in force so long as such bond so insured is outstanding. Each Fund may also purchase municipal bonds which are already insured under a Secondary Market Insurance Policy. A Secondary Market Insurance Policy could enable a Fund to sell a municipal bond to a third party as an AAA/Aaa rated insured municipal bond at a market price higher than what otherwise might be obtainable if the security were sold without the insurance coverage. (Such rating is not automatic, however, and must specifically be requested for each bond.) Any difference between the excess of a bond's market value as an AAA/Aaa rated bond over its market value without such rating and the single premium payment would inure to a Fund in determining the net capital gain or loss realized by a Fund upon the sale of the bond.

         In addition to the contract of insurance relating to each Tax Exempt Fund, there is a contract of insurance between AMBAC Indemnity and Executive Investors Trust, between AMBAC Indemnity and First Investors Multi-State Insured Tax Fund and between AMBAC Indemnity and First Investors New York Insured Tax Free Fund, Inc. Otherwise, neither AMBAC Indemnity nor its parent AMBAC Inc., or any affiliate thereof, has any material business relationship, direct or indirect, with the Funds.


         AMBAC Indemnity is a Wisconsin-domiciled stock insurance corporation regulated by the Office of the Commissioner of Insurance of the State of Wisconsin and licensed to do business in 50 states, the District of Columbia, the Territory of Guam and the Commonwealth of Puerto Rico, with admitted assets of approximately $2,585,000,000 (unaudited) and statutory capital of approximately $1,467,000,000. (unaudited) as of December 31, 1996. Statutory capital consists of AMBAC Indemnity's policyholders' surplus and statutory contingency reserve. AMBAC Indemnity is a wholly owned subsidiary of AMBAC Inc., a 100% publicly-held company. Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., Moody's Investors Service and Fitch Investors Service L.P. have each assigned a triple-A claims-paying ability rating to AMBAC Indemnity.


         AMBAC Indemnity has obtained a ruling from the Internal Revenue Service to the effect that the insuring of an obligation by AMBAC Indemnity will not affect the treatment for Federal income tax purposes of interest on such obligation and that insurance proceeds representing maturing interest paid by AMBAC Indemnity under policy provisions substantially identical to those contained in its municipal bond insurance policy shall be treated for Federal income tax purposes in the same manner as if such payments were made by the issuer of the municipal bonds.

         AMBAC Indemnity makes no representation regarding the municipal bonds included in the investment portfolio of each Fund or the advisability of investing in such municipal bonds and makes no representation regarding, nor has it participated in the preparation of, the Prospectus and this SAI.

         The information relating to AMBAC Indemnity contained above has been furnished by AMBAC Indemnity. No representation is made herein as to the accuracy or adequacy of such information, or as to the existence of any adverse changes in such information, subsequent to the date hereof.



                             INVESTMENT RESTRICTIONS

         The investment restrictions set forth below have been adopted by the respective Fund and, unless identified as non-fundamental policies, may not be changed without the affirmative vote of a majority of the outstanding voting securities of that Fund. As provided in the Investment Company Act of 1940, as amended ("1940 Act"), a "vote of a majority of the outstanding voting securities of the Fund" means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares of the Fund present at a meeting, if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. Except with respect to borrowing, changes in values of a Fund's assets will not cause a violation of the following investment restrictions so long as percentage restrictions are observed by such Fund at the time it purchases any security.

INSURED INTERMEDIATE FUND.  INSURED INTERMEDIATE FUND will not:

         (1)      Issue senior securities.

         (2) Purchase any security (other than obligations of the U.S. Government, its agencies or instrumentalities) if as a result, with respect to 75% of the Fund's total assets more than 5% of such assets would then be invested in securities of a single issuer.

         (3) With respect to 75% of its total assets, purchase more than 10% of the outstanding voting securities of any one issuer or more than 10% of any class of securities of one issuer (all debt and all preferred stock of an issuer are each considered a single class for this purpose).

         (4) Buy or sell real estate or interests in oil, gas or mineral exploration, or senior securities (as defined in the 1940 Act); provided, however, the Fund may invest in Municipal Instruments secured by real estate or interests in real estate.

         (5) Act as an underwriter, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain Federal securities laws.

         (6) Make loans, except loans of portfolio securities and repurchase agreements.

         (7) Borrow money except for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 5% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that exceeds 5% of the value of the Fund's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 5% limitation. This policy shall not prohibit deposits of assets to provide margin or guarantee positions in connection with transactions in options, futures contracts, swaps, forward contracts, and other derivative instruments or the segregation of assets in connection with such transactions.

         The following investment restrictions are not fundamental and may be changed without shareholder approval. The Fund will not:

         (1) Invest more than 15% of its net assets in repurchase agreements maturing in more than seven days or in other illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions as to resale.

         (2) Invest more than 5% of its total assets in securities of companies (including predecessors) which have been in operation for less than three years.

         (3) Invest in securities of other registered investment companies, except by purchases in the open market involving only customary brokerage commissions and as a result of which not more than 5% of its total assets would be invested in such securities, or except as part of a merger, consolidation or other acquisition.

         (4) Make investments for the purpose of exercising control or management.

         (5) Purchase or sell portfolio securities from or to the Adviser or any trustee, director or officer thereof or of Series Fund, as principals.

         (6) Invest in any securities of any issuer if, to the knowledge of the Fund, any officer, trustee or director of Series Fund or of the Adviser owns more than 1/2 of 1% of the outstanding securities of such issuer, and such officers, trustees or directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer.

         (7) Purchase or sell physical commodities unless acquired as a result of ownership of securities (but this restriction shall not prevent the Fund from purchasing or selling options, futures contracts, caps, floors and other derivative instruments, engaging in swap transactions or investing in securities or other instruments backed by physical commodities).

         (8) Enter into futures contracts or options on futures contracts if immediately thereafter the aggregate margin deposits on all outstanding futures contracts positions held by the Fund and premiums paid on outstanding options on futures contracts, after taking into account unrealized profits and losses, would exceed 5% of the market value of the total assets of the Fund, or enter into any futures contracts or options on futures contracts if the aggregate amount of the Fund's commitments under outstanding futures contracts positions and options on future contracts written by the Fund would exceed the market value of the total assets of the Fund.

         (9) Pledge assets, except that the Fund may pledge its assets to secure borrowings made in accordance with fundamental investment restriction (7) above, provided the Fund maintains asset coverage of at least 300% for pledged assets; provided, however, this limitation will not prohibit escrow, collateral or margin arrangements in connection with the Fund's use of options, futures contracts or options on futures contracts.

         (10) Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits made in connection with transactions in options, futures contracts, swaps, forward contracts, and other derivative instruments shall not be deemed to constitute purchasing securities on margin.

         (11) Sell securities short, unless it owns or has the right to obtain securities, without additional consideration, equivalent in kind and amount to the securities sold short, and provided that transactions in options, futures contracts, swaps, forward contracts, and other derivative instruments are not deemed to constitute selling securities short.

         The Series Fund, on behalf of the INSURED INTERMEDIATE FUND, has filed the following undertakings to comply with requirements of certain states in which shares of the Fund are sold, which may be changed without shareholder approval:

         1. The Fund will not invest more than 10% of its total assets in restricted securities, excluding Rule 144A Securities.

         2. The Fund will not purchase puts, calls, straddles, spreads or any combination thereof, if by reason thereof, the value of its aggregate investment in such securities will exceed 5% of its total assets.

         3. The Fund will not purchase or sell real estate limited partnership interests.

         INSURED TAX EXEMPT FUND.  INSURED TAX EXEMPT FUND will not:

         (1) Borrow money except for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 5% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 5% of the value of the Fund's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 5% limitation. This policy shall not prohibit deposits of assets to provide margin or guarantee positions in connection with transactions in options, futures contracts, swaps, forward contracts, and other derivative instruments or the segregation of assets in connection with such transactions.

         (2) Make loans (the purchase of a portion of an issue of publicly distributed debt securities is not considered the making of a loan). In addition, the Insured Tax Exempt Fund's Board of Directors may on the request of broker-dealers or other institutional investors, which it deems qualified, authorize the Fund to lend securities for the purpose of covering short positions of the borrower, but only when the borrower pledges cash collateral to the Fund and agrees to maintain such collateral so that it amounts at all times to at least 100% of the value of the securities. Such security loans will not be made if as a result the aggregate of such loans exceed 10% of the value of the Fund's gross assets.

         (3) Invest more than 5% of the value of its gross assets, at the time of purchase, in securities of any one issuer (except obligations of the U.S. Government).

         (4) Purchase securities in an amount to exceed 5% of its gross assets, of unseasoned issuers, including their predecessors, which have been in operation less than three years.

         (5) Invest in any municipal bonds unless they will be insured municipal bonds or unless they are already insured under an insurance policy obtained by the issuer or underwriter thereof.

         (6)      Issue senior securities.

         (7) Invest in securities of other investment companies, except in the case of money market funds offered without selling commissions, or in the event of merger with another investment company.

         (8) Underwrite any issue of securities, although the Fund may purchase municipal bonds directly from the issuer thereof for investment in accordance with the Fund's investment objective, policy and limitations.

         (9) Purchase or sell real estate, but this shall not prevent the Fund from investing in municipal bonds or other obligations secured by real estate or interests therein.

         (10) Invest in oil, gas or other mineral exploration or development programs.

         (11) Purchase or retain the securities of any issuer, if, to the Fund's knowledge, those officers and directors of the Adviser, who individually own beneficially more than 1/2 of 1% of the outstanding securities of such issuer together own beneficially more than 5% of such outstanding securities.

         (12) Purchase securities which would not enable the Fund to qualify as a regulated investment company qualified to pay exempt-interest dividends under the Internal Revenue Code of 1986, as amended.

         The  Fund  has  adopted  the   following   non-fundamental   investment
restrictions  which  may  be  changed  without   shareholder   approval.   These
restrictions provide that the Fund will not:

         (1) Purchase any security if, as a result, more than 15% of its net assets would be invested in illiquid securities, including repurchase agreements not entitling the holder to payment of principal and interest within seven days and any securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. The Directors, or the Fund's investment adviser acting pursuant to authority delegated by the Directors, may determine that a readily available market exists for securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended, or any other applicable rule, and therefore that such securities are not subject to the foregoing limitation.

         (2) Purchase or sell physical commodities unless acquired as a result of ownership of securities (but this restriction shall not prevent the Fund from purchasing or selling options, futures contracts, caps, floors and other derivative instruments, engaging in swap transactions or investing in securities or other instruments backed by physical commodities).

         (3) Enter into futures contracts or options on futures contracts if immediately thereafter the aggregate margin deposits on all outstanding futures contracts positions held by the Fund and premiums paid on outstanding options on futures contracts, after taking into account unrealized profits and losses, would exceed 5% of the market value of the total assets of the Fund, or enter into any futures contracts or options on futures contracts if the aggregate amount of the Fund's commitments under outstanding futures contracts positions and options on future contracts written by the Fund would exceed the market value of the total assets of the Fund.

         (4) Pledge assets, except that the Fund may pledge its assets to secure borrowings made in accordance with fundamental investment restriction (1) above, provided the Fund maintains asset coverage of at least 300% for pledged assets; provided, however, this limitation will not prohibit escrow, collateral or margin arrangements in connection with the Fund's use of options, futures contracts or options on futures contracts.

         (5) Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits made in connection with transactions in options, futures contracts, swaps, forward contracts, and other derivative instruments shall not be deemed to constitute purchasing securities on margin.

         (6) Sell securities short, unless it owns or has the right to obtain securities, without additional consideration, equivalent in kind and amount to the securities sold short, and provided that transactions in options, futures contracts, swaps, forward contracts, and other derivative instruments are not deemed to constitute selling securities short.


         (7) Invest in real estate limited partnership interests or in interests in real estate investment trusts that are not readily marketable.


                              DIRECTORS OR TRUSTEES AND OFFICERS

         The following table lists the Directors or Trustees and executive officers of the Tax Exempt Funds, their age, business address and principal occupations during the past five years. Unless otherwise noted, an individual's business address is 95 Wall Street, New York, New York 10005.

GLENN O. HEAD*+ (71), President and Director or Trustee. Chairman of the Board and Director, Administrative Data Management Corp. ("ADM"), FIMCO, Executive Investors Management Company, Inc. ("EIMCO"), First Investors Corporation
("FIC"), Executive Investors Corporation ("EIC") and First Investors Consolidated Corporation ("FICC").

ROGER L. GRAYSON* (40), Director or Trustee. Director, FIC and FICC; President and Director, First Investors Resources, Inc.; Commodities Portfolio Manager.



KATHRYN S. HEAD*+ (41), Director or Trustee, 581 Main Street, Woodbridge, NJ 07095. President, FICC, EIMCO, ADM and FIMCO; Vice President, Chief Financial Officer and Director, FIC and EIC; President and Director, First Financial Savings Bank, S.L.A.

REX R. REED (75), Director or Trustee, 259 Governors Drive, Kiawah Island, SC 29455. Retired; formerly Senior Vice President, American Telephone & Telegraph Company.

HERBERT RUBINSTEIN (75), Director or Trustee,  145 Elm Drive,  Roslyn, NY 11576.
Retired;  formerly  President,   Belvac  International   Industries,   Ltd.  and
President, Central Dental Supply.


NANCY SCHAENEN (65), Director or Trustee, 56 Midwood Terrace, Madison, NJ 07940. Trustee, Drew University and DePauw University.


JAMES M. SRYGLEY (64), Director or Trustee, 33 Hampton Road, Chatham, NJ 07982. Principal, Hampton Properties, Inc. (property investment company).

JOHN T. SULLIVAN* (65), Director or Trustee and Chairman of the Board; Director, FIMCO, FIC, FICC and ADM; Of Counsel, Hawkins, Delafield & Wood, Attorneys.

ROBERT F. WENTWORTH (67), Director or Trustee, RR1, Box 2554, Upland Downs Road, Manchester Center, VT 05255. Retired; formerly financial and planning executive with American Telephone & Telegraph Company.

JOSEPH I. BENEDEK (39), Treasurer, 581 Main Street, Woodbridge, NJ 07095. Treasurer, FIC, FIMCO, EIMCO and EIC; Comptroller and Treasurer, FICC.

CONCETTA DURSO (62), Vice President and Secretary. Vice President, FIMCO, EIMCO and ADM; Assistant Vice President and Assistant Secretary, FIC and EIC.

CLARK D. WAGNER (38), Vice President. Vice President, Executive Investors Trust, First Investors New York Insured Tax Free Fund, Inc., First Investors Multi-State Insured Tax Free Fund, First Investors Government Fund, Inc. and First Investors Series Fund.


----------
* These Directors or Trustees may be deemed to be "interested persons," as defined in the 1940 Act.
+        Mr. Glenn O. Head and Ms. Kathryn S. Head are father and daughter.


         All of the officers and Directors or Trustees, except for Mr. Wagner, hold identical or similar positions with 14 other registered investment companies in the First Investors Family of Funds. Mr. Head is also an officer and/or Director of First Investors Asset Management Company, Inc., First
Investors Credit Funding Corporation, First Investors Leverage Corporation, First Investors Realty Company, Inc., First Investors Resources, Inc., N.A.K. Realty Corporation, Real Property Development Corporation, Route 33 Realty Corporation, First Investors Life Insurance Company, First Financial Savings Bank, S.L.A., First Investors Credit Corporation, School Financial Management Services, Inc. and Specialty Insurance Group, Inc. Ms. Head is also an officer and/or Director of First Investors Life Insurance Company, First Investors Credit Corporation, School Financial Management Services, Inc., First Investors Credit Funding Corporation, N.A.K. Realty Corporation, Real Property Development Corporation, First Investors Leverage Corporation, Route 33 Realty Corporation and Specialty Insurance Group, Inc.


         The following table lists compensation paid to the Directors of Insured Tax Exempt Fund for the fiscal year ended December 31, 1996.


                                        PENSION OR                           TOTAL COMPENSATION
                                        RETIREMENT          ESTIMATED        FROM FIRST
                         AGGREGATE      BENEFITS ACCRUED    ANNUAL           INVESTORS FAMILY OF
                         COMPENSATION   AS PART OF          BENEFITS UPON    FUNDS
                         FROM FUND*     FUND EXPENSES       RETIREMENT       PAID TO DIRECTORS*
DIRECTOR**
James J. Coy***             $4,200             $-0-             $-0-              $37,200
Roger L. Grayson               -0-              -0-              -0-                  -0-
Glenn O. Head                  -0-              -0-              -0-                  -0-
Kathryn S. Head                -0-              -0-              -0-                  -0-
Rex R. Reed                  4,200              -0-              -0-               37,200
Herbert Rubinstein           4,200              -0-              -0-               37,200
James M. Srygley             3,850              -0-              -0-               34,100
John T. Sullivan               -0-              -0-              -0-                  -0-
Robert F. Wentworth          4,200              -0-              -0-               37,200



         The following table lists compensation paid to the Trustees of Series Fund for the fiscal year ended December 31, 1996.

                                        PENSION OR                           TOTAL COMPENSATION
                                        RETIREMENT          ESTIMATED        FROM FIRST
                         AGGREGATE      BENEFITS ACCRUED    ANNUAL           INVESTORS FAMILY OF
                         COMPENSATION   AS PART OF          BENEFITS UPON    FUNDS
                         FROM FUND*     FUND EXPENSES       RETIREMENT       PAID TO DIRECTORS*
James J. Coy***             $2,400              $-0-             $-0-              $37,200
Roger L. Grayson               -0-               -0-              -0-                  -0-
Glenn O. Head                  -0-               -0-              -0-                  -0-
Kathryn S. Head                -0-               -0-              -0-                  -0-
Rex R. Reed                  2,400               -0-              -0-               37,200
Herbert Rubinstein           2,400               -0-              -0-               37,200
James M. Srygley             2,200               -0-              -0-               34,100
John T. Sullivan               -0-               -0-              -0-                  -0-
Robert F. Wentworth          2,400               -0-              -0-               37,200



-----------------
* Compensation to officers and interested Directors or Trustees of the Tax Exempt Funds is paid by the Adviser. In addition, compensation to non-interested Directors or Trustees of the Tax Exempt Funds is currently voluntarily paid by the Adviser.
**    Nancy Schaenen was not a Director or Trustee in 1996.
*** On March 27, 1997 Mr. Coy resigned as a Director or Trustee of the Tax Exempt Funds. Mr. Coy did not resign due to a disagreement with the Tax Exempt Funds' management on any matter relating to the Tax Exempt Funds' operations, policies or practices. Mr. Coy currently serves as an emeritus Director or Trustee.

                                   MANAGEMENT

         Investment advisory services to each Fund are provided by First Investors Management Company, Inc. pursuant to separate Investment Advisory Agreements (each, an "Advisory Agreement") dated June 13, 1994. Each Advisory Agreement was approved by the Board of Directors or Trustees of the applicable Tax Exempt Fund, including a majority of the Directors or Trustees who are not parties to such Fund's Advisory Agreement or "interested persons" (as defined in the 1940 Act) of any such party ("Independent Directors or Trustees"), in person at a meeting called for such purpose and by a majority of the public shareholders of the applicable Fund.

         Pursuant to each Advisory Agreement, FIMCO shall supervise and manage each Fund's investments, determine each Fund's portfolio transactions and supervise all aspects of each Fund's operations, subject to review by the applicable Tax Exempt Fund's Directors or Trustees. Each Advisory Agreement also provides that FIMCO shall provide the applicable Fund with certain executive, administrative and clerical personnel, office facilities and supplies, conduct the business and details of the operation of such Fund and assume certain expenses thereof, other than obligations or liabilities of such Fund. Each
Advisory Agreement may be terminated, with respect to a Fund, at any time without penalty by the applicable Tax Exempt Fund's Directors or Trustees or by a majority of the outstanding voting securities of such Fund, or by FIMCO, in each instance on not less than 60 days' written notice, and shall automatically terminate in the event of its assignment (as defined in the 1940 Act). Each Advisory Agreement also provides that it will continue in effect, with respect to a Fund, for a period of over two years only if such continuance is approved annually either by the applicable Tax Exempt Fund's Directors or Trustees or by a majority of the outstanding voting securities of such Fund, and, in either case, by a vote of a majority of that Tax Exempt Fund's Independent Directors or Trustees voting in person at a meeting called for the purpose of voting on such approval.

         Under Series Fund's Advisory Agreement, INSURED INTERMEDIATE FUND pays the Adviser an annual fee, paid monthly of 0.60% of its average daily net assets. Under INSURED TAX EXEMPT FUND's Advisory Agreement, it pays the Adviser an annual fee, paid monthly, according to the following schedule:

                                                                     Annual
Average Daily Net Assets                                              Rate
------------------------                                             -----
Up to $250 million.................................................   0.75%
In excess of $250 million up to $500 million.......................   0.72
In excess of $500 million up to $750 million.......................   0.69
Over $750 million..................................................   0.66

      The Adviser has an Investment Committee composed of George V. Ganter, Margaret Haggerty, Glenn O. Head, Nancy W. Jones, Patricia D. Poitra, Michael O'Keefe, Clark D. Wagner and Richard Guinnessey. The Committee usually meets weekly to discuss the composition of the portfolio of each Fund and to review additions to and deletions from the portfolios.


      For the fiscal years ended December 31, 1994, 1995 and 1996, INSURED TAX EXEMPT Fund paid $9,654,489, $9,356,534 and $8,971,924, respectively, in advisory fees. For the fiscal years ended December 31, 1994, 1995 and 1996 INSURED INTERMEDIATE FUND paid $6,294, $22,374 and $28,735, respectively, in advisory fees. For the same periods, the Adviser voluntarily waived an additional $20,794, $15,982 and $15,775, respectively, in advisory fees. For the fiscal year ended December 31, 1996, the Adviser voluntarily reimbursed expenses for INSURED INTERMEDIATE FUND in the amount of $17,521.


      Each Fund bears all expenses of its operations other than those incurred by the Adviser or Underwriter under the terms of its advisory or underwriting agreements. Fund expenses include, but are not limited to: the advisory fee; shareholder servicing fees and expenses; custodian fees and expenses; legal and auditing fees; expenses of communicating to existing shareholders, including preparing, printing and mailing prospectuses and shareholder reports to such shareholders; and proxy and shareholder meeting expenses.


                                   UNDERWRITER

         Each Tax Exempt Fund has entered into an Underwriting Agreement ("Underwriting Agreement") with First Investors Corporation ("Underwriter" or "FIC") which requires the Underwriter to use its best efforts to sell shares of the Funds. Pursuant to each Underwriting Agreement, the Underwriter shall bear all fees and expenses incident to the registration and qualification of the applicable Fund's shares. In addition, the Underwriter shall bear all expenses of sales material or literature, including prospectuses and proxy materials, to the extent such materials are used in connection with the sale of the Fund's shares, unless a Fund has agreed to bear such costs pursuant to a plan of distribution. See "Distribution Plans." Each Underwriting Agreement was approved by the applicable Tax Exempt Fund's Board of Directors or Trustees, including a majority of the Independent Directors or Trustees. Each Underwriting Agreement provides that it will continue in effect, with respect to a Fund, from year to year only so long as such continuance is specifically approved at least annually by the applicable Tax Exempt Fund's Board of Directors or Trustees or by a vote of a majority of the outstanding voting securities of that Fund, and in either case by the vote of a majority of such Tax Exempt Fund's Disinterested

Directors or Trustees,  voting in person at a meeting  called for the purpose of
voting  on  such   approval.   Each   Underwriting   Agreement   will  terminate
automatically in the event of its assignment.


         For the fiscal years ended December 31, 1994, 1995 and 1996, FIC received underwriting commissions with respect to INSURED TAX EXEMPT FUND of $1,033,292, $698,289 and $793,591, respectively. For the same periods, FIC reallowed an additional $173,429, $87,383 and $46,262, respectively, to unaffiliated dealers. For the fiscal years ended December 31, 1994, 1995 and 1996, FIC received underwriting commissions with respect to INSURED INTERMEDIATE FUND of $72,466, $36,160 and $36,336, respectively. For the same periods, FIC reallowed an additional $28,882, $10,211 and $4,543, respectively, to unaffiliated dealers.



                               DISTRIBUTION PLANS

         As stated in the Funds' Prospectus, pursuant to a separate plan of distribution for each class of shares adopted by each Tax Exempt Fund pursuant to Rule 12b-1 under the 1940 Act ("Class A Plan" and "Class B Plan" and, collectively, "Plans"), each Fund may reimburse or compensate, as applicable, the Underwriter for certain expenses incurred in the distribution of that Fund's shares and the servicing or maintenance of existing Fund shareholder accounts.

         Each Plan was approved by the applicable Tax Exempt Fund's Board of Directors or Trustees, including a majority of the Independent Directors or Trustees, and by a majority of the outstanding voting securities of the relevant class of each Fund. Each Plan will continue in effect, with respect to a Fund, from year to year as long as its continuance is approved annually by either the applicable Tax Exempt Fund's Board of Directors or Trustees or by a vote of a majority of the outstanding voting securities of the relevant class of shares of that Fund. In either case, to continue, each Plan must be approved by the vote of a majority of the Independent Directors or Trustees of the applicable Tax Exempt Fund. Each Tax Exempt Fund's Board reviews quarterly and annually a written report provided by the Treasurer of the amounts expended under the applicable Plan and the purposes for which such expenditures were made. While each Plan is in effect, the selection and nomination of the applicable Tax Exempt Fund's Independent Directors or Trustees will be committed to the discretion of such Independent Directors or Trustees then in office.

         Each Plan can be terminated, with respect to a Fund, at any time by a vote of a majority of the applicable Tax Exempt Fund's Independent Directors or Trustees or by a vote of a majority of the outstanding voting securities of the relevant class of shares of that Fund. Any change to each Class B Plan that would materially increase the costs to that class of shares of a Fund or any material change to each Class A Plan may not be instituted without the approval of the outstanding voting securities of the relevant class of shares of that Fund. Such changes also require approval by a majority of the applicable Tax Exempt Fund's Independent Directors or Trustees.

         In reporting amounts expended under the Plans to the Directors or Trustees, FIMCO will allocate expenses attributable to the sale of each class of a Fund's shares to such class based on the ratio of sales of such class to the sales of both classes of shares. The fees paid by one class of a Fund's shares will not be used to subsidize the sale of any other class of that Fund's shares.

         In adopting each Plan, the applicable Tax Exempt Fund's Board considered all relevant information and determined that there is a reasonable likelihood that each Plan will benefit each Fund and their class of shareholders. The Boards believe that amounts spent pursuant to each Plan have assisted each Fund in providing ongoing servicing to shareholders, in competing with other providers of financial services and in promoting sales, thereby increasing the net assets of each Fund.

         For the fiscal year ended December 31, 1996, INSURED INTERMEDIATE FUND accrued $20,739 in 12b-1 fees pursuant to Series Fund's Class A Plan, all of which was waived by the Underwriter. For the fiscal year ended December 31, 1996, INSURED TAX EXEMPT FUND paid $3,820,500 in 12b-1 fees pursuant to its Class A Plan. For the fiscal year ended December 31, 1996, the Underwriter incurred the following Class A Plan-related expenses with respect to INSURED TAX EXEMPT FUND:


                       COMPENSATION TO     COMPENSATION TO     COMPENSATION TO
                         UNDERWRITER           DEALERS         SALES PERSONNEL

                            $3,284,017                -0-            $536,483



         For the fiscal year ended December 31, 1996, INSURED TAX EXEMPT FUND and INSURED INTERMEDIATE FUND paid $25,939 and $5,049, respectively, in 12b-1 fees pursuant to their respective Class B Plan. For the same period, the Underwriter incurred the following Class B Plan-related expenses with respect to each Fund:


                           COMPENSATION TO     COMPENSATION TO   COMPENSATION TO
FUND                         UNDERWRITER           DEALERS       SALES PERSONNEL

INSURED TAX EXEMPT FUND          $16,089             $9,531              $318
INSURED INTERMEDIATEFUND           2,750              2,299               -0-



                        DETERMINATION OF NET ASSET VALUE

         The municipal instruments in which each Fund invests are traded primarily in the over-the-counter markets. Such securities are valued daily at their fair value on the basis of valuations provided by a pricing service approved by the applicable Tax Exempt Fund's Board. This service is provided by Muller Data Corporation. The pricing service considers security type, rating, market condition and yield data, as well as market quotations and prices provided by market makers. With respect to each Fund, "when-issued securities" are reflected in the assets of a Fund as of the date the securities are purchased.

         The Funds intend to retain any insured municipal bonds which are in default, or in significant risk of default, in the payment of principal or interest, until the default has been cured or the principal and interest outstanding are paid by an insurer or the issuer of any letter of credit or other guarantee supporting such municipal bond. In its evaluation of municipal bonds for portfolio valuation purposes, the applicable Tax Exempt Fund's Board will consider the value of insurance or any other type of guarantee supporting payments of principal and interest. This will be accomplished by comparing the value of the municipal bonds which are in default, or in significant risk of default, with other municipal bonds of similar maturity, interest rate and type which are not in default. This results in the applicable Tax Exempt Fund's Board ascribing a good faith value to the insurance or guarantee on any municipal bond which is in default, or in significant risk of default, equal to the difference between the insured or guaranteed security's market value and the then-prevailing market rate for other, similar non-defaulting municipal bonds.

         Each Tax Exempt Fund's Board may suspend the determination of a Fund's net asset value for the whole or any part of any period (1) during which trading on the New York Stock Exchange ("NYSE") is restricted as determined by the Securities and Exchange Commission ("SEC") or the NYSE is closed for other than weekend and holiday closings, (2) during which an emergency, as defined by rules of the SEC in respect to the U.S. market, exists as a result of which disposal by a Fund of securities owned by it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (3) for such other period as the SEC has by order permitted.


                        ALLOCATION OF PORTFOLIO BROKERAGE

         Each Fund expects that purchases and sales of portfolio securities generally will be principal transactions. Portfolio securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. There will usually be no brokerage commissions paid by the Fund for such purchases. Purchases from underwriters will include the underwriter's commission or concession and purchases from dealers serving as market makers will include the spread between the bid and asked price.

         At times the Adviser may engage in agency transactions and, in effecting the purchase and sale of portfolio securities for the account of each Fund, will seek best execution of trades either (1) at the most favorable and competitive rate of commission charged by any broker or member of an exchange, or (2) at a higher rate of commission if reasonable in relation to brokerage and research services provided to the Fund or the Adviser by such member or broker. In addition, upon the instruction of each Tax Exempt Fund's Board, the Adviser may use dealer concessions available in fixed-price underwritings to pay for research services. Such services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale, statistical or factual information or opinions pertaining to investments. The Adviser may use research and services provided to it by brokers in servicing all the funds in the First Investors Group of Funds; however, not all such services will be used by the Adviser in connection with the Funds. No portfolio orders are placed with an affiliated broker, nor does any affiliated broker participate in these commissions.

         The Adviser may combine transaction orders placed on behalf of a Fund and any other fund in the First Investors Group of Funds, any series of Executive Investors Trust and First Investors Life Insurance Company, affiliates of the Funds, for the purpose of negotiating brokerage commissions or obtaining a more favorable transaction price; and where appropriate, securities purchased or sold may be allocated in accordance with written procedures approved by each Tax Exempt Fund's Board. Each Tax Exempt Fund's Board has authorized and directed the Adviser to use dealer concessions available in fixed-price underwritings of municipal bonds to pay for research services which are beneficial in the management of each Fund's portfolio.


         The Tax Exempt Funds did not pay any brokerage commissions for the fiscal years December 31, 1994, 1995 and 1996. With the approval of INSURED TAX EXEMPT FUND'S Board of Directors, $65,007 of principal transactions were used to acquire research and other services which benefitted the Fund.

                 REDUCED SALES CHARGES, ADDITIONAL EXCHANGE AND
                    REDEMPTION INFORMATION AND OTHER SERVICES

REDUCED SALES CHARGES--CLASS A SHARES

         Reduced sales charges are applicable to purchases made at one time of Class A shares of any one or more of the Funds or of any one or more of the Eligible Funds, as defined in the Prospectus, by "any person," which term shall include an individual, or an individual's spouse and children under the age of 21, or a trustee or other fiduciary of a single trust, estate or fiduciary account (including a pension, profit-sharing or other employee benefit trust created pursuant to a plan qualified under section 401 of the Internal Revenue Code of 1986, as amended (the "Code")), although more than one beneficiary is involved; provided, however, that the term "any person" shall not include a group of individuals whose funds are combined, directly or indirectly, for the purchase of redeemable securities of a registered investment company, nor shall it include a trustee, agent, custodian or other representative of such a group of individuals.

         Ownership of Class A and Class B shares of any Eligible Fund, except as noted below, qualify for a reduced sales charge on the purchase of Class A shares. Class A shares purchased at net asset value, Class A shares of the Money Market Funds, or shares owned under a Contractual Plan are not eligible for the purchase of Class A shares of a Fund at a reduced sales charge through a Letter of Intent or the Cumulative Purchase Privilege.

         LETTER OF INTENT. Any of the eligible persons described above may, within 90 days of their investment, sign a statement of intent ("Letter of Intent") in the form provided by the Underwriter, covering purchases of Class A shares of any one or more of the Funds and of the other Eligible Funds to be made within a period of thirteen months, provided said shares are currently being offered to the general public and only in those states where such shares may be legally sold, and thereby become eligible for the reduced sales charge applicable to the total amount purchased. A Letter of Intent filed within 90 days of the date of investment is considered retroactive to the date of investment for determination of the thirteen-month period. The Letter of Intent is not a binding obligation on either the investor or the Fund. During the term of a Letter of Intent, Administrative Data Management Corp. ("Transfer Agent") will hold Class A shares representing 5% of each purchase in escrow, which shares will be released upon completion of the intended investment.

         Purchases of Class A Shares made under a Letter of Intent are made at the sales charge applicable to the purchase of the aggregate amount of shares covered by the Letter of Intent as if they were purchased in a single transaction. The applicable quantity discount will be based on the sum of the then current public offering price (i.e., net asset value plus applicable sales charge) of all Class A shares and the net asset value of all Class B shares of a Fund and of the other Eligible Funds, including Class B shares of the Money Market Funds, currently owned, together with the aggregate offering price of purchases to be made under the Letter of Intent. If all such shares are not so purchased, a price adjustment is made, depending upon the actual amount invested within such period, by the redemption of sufficient Class A shares held in escrow in the name of the investor (or by the investor paying the commission differential). A Letter of Intent can be amended (1) during the thirteen-month period if the purchaser files an amended Letter of Intent with the same expiration date as the original Letter of Intent, or (2) automatically after the end of the period, if total purchases credited to the Letter of Intent qualify for an additional reduction in the sales charge. The Letter of Intent privilege may be modified or terminated at any time by the Underwriter.

         CUMULATIVE PURCHASE PRIVILEGE. Upon written notice to FIC, Class A shares of a Fund are also available at a quantity discount on new purchases if the then current public offering price

(i.e., net asset value plus applicable sales charge) of all Class A shares and the net asset value of all Class B shares of a Fund and of the other Eligible Funds, including Class B shares of the Money Market Funds, previously purchased and then owned, plus the value of Class A shares being purchased at the current public offering price, amount to $25,000 or more. Such quantity discounts may be modified or terminated at any time by the Underwriter.

         PURCHASE OF SHARES. When you open a Fund account, you must specify which class of shares you wish to purchase. If not, your order will be processed as follows: (1) if you are opening an account with a new registration with First Investors your order will not be processed until the Fund receives notification of which class of shares to purchase; (2) if you have existing First Investors accounts solely in either Class A shares or Class B shares with the identical registration, your investment in the Fund will be made in the same class of shares as your existing account(s); (3) if you are an existing First Investors shareholder and own a combination of Class A and Class B shares with an identical registration, your investment in the Fund will be made in Class B shares; and (4) if you own in the aggregate at least $250,000 in any combination of classes, your investment will be made in Class A shares.

SYSTEMATIC INVESTING

         FIRST INVESTORS MONEY LINE. This service allows you to invest in a Fund through automatic deductions from your bank checking account. Scheduled investments in the minimum amount of $50 may be made on a bi-weekly, semi-monthly, monthly, quarterly, semi-annual or annual basis. The maximum amount which may be invested through First Investors Money Line is $10,000 a month. Shares of the Fund are purchased at the public offering price determined at the close of business on the day your designated bank account is debited. You may change the amount or discontinue this service at any time by calling Shareholder Services or writing to Administrative Data Management Corp., 581 Main Street, Woodbridge, NJ 07095-1198, Attn: Control Dept. It takes between three and five business days to process any changes you request be made to your Money Line service. Money Line application forms are available from your Representative or by calling Shareholder Services at 1-800-423-4026.

         AUTOMATIC PAYROLL INVESTMENT. You also may arrange for automatic investments in the minimum amount of $50 into a Fund on a systematic basis through salary deductions, provided your employer has direct deposit capabilities. Shares of the Fund are purchased at the public offering price determined as of the close of business on the day the electronic fund transfer is received by the Fund. You may change the amount or discontinue the service by contacting your employer. An application is available from your Representative or by calling Shareholder Services at 1-800-423-4026. Arrangements must also be made with your employer's payroll department.


         CROSS-INVESTMENT OF CASH DISTRIBUTIONS. You may elect to invest in Class A or Class B shares of a Fund at net asset value all the cash distributions from the same class of shares of another Eligible Fund. The investment will be made at the net asset value per share of the Fund, generally determined as of the close of business, on the business day immediately following the record date of any such distribution. You may also elect to invest cash distributions of a Fund's Class A or Class B shares into the same class of another Eligible Fund, including the Money Market Funds. The investment will be made at the net asset value per share of the other fund, generally determined as of the close of business, on the business day immediately following the record date of any such distribution. Cash distributions from a Fund's Class B shares may only be invested into an existing Class B share account. If your distributions are to be invested in Class A shares in a new account, you must invest a minimum of $50 per month. To arrange for cross-investing, call Shareholder Services at 1-800-423-4026.

         SYSTEMATIC WITHDRAWAL PLAN. Shareholders who own noncertificated Class A or Class B shares may establish a Systematic Withdrawal Plan ("Withdrawal Plan"). If you have a Fund account with a value of at least $5,000, you may elect to receive monthly, quarterly, semi-annual or annual checks for any designated amount (minimum $25). You may have the payments sent directly to you or persons you designate. The $5,000 minimum account balance is currently being waived for required minimum distributions on retirement plan accounts. Additionally, regardless of the amount of your Class A or Class B Fund account, you may also elect to have the Systematic Plan payments automatically (i) invested at net asset value in the same class of shares of any other Eligible Fund, including the Money Market Funds, or (ii) paid to First Investors Life Insurance Company for the purchase of a life insurance policy or a variable annuity. If your Systematic Plan payments are to be invested in a new Class A Eligible Fund account, you must invest a minimum of $600 per year. Systematic Plan payments from a Class B account must be invested in an existing Class B Eligible Fund account. Dividends and other distributions, if any, are reinvested in additional shares of the same class of the Fund. Shareholders may add shares to the Withdrawal Plan or terminate the Withdrawal Plan at any time. Withdrawal Plan payments will be suspended when a distributing Fund has received notice of a shareholder's death on an individual account. Payments may recommence upon receipt of written alternate payment instructions and other necessary documents from the deceased's legal representative. Withdrawal payments will also be suspended when a payment check is returned to the Transfer Agent marked as undeliverable by the U.S. Postal Service after two consecutive mailings.

         Shareholders who own Class B shares may establish a Withdrawal Plan and elect to receive up to 8% of the value of their account (calculated as set forth below) each year without incurring any CDSC. Shares not subject to a CDSC (such as shares representing reinvestment of distributions) will be redeemed first and will count toward the 8% limitation. If the shares not subject to a CDSC are insufficient for this purpose, then shares subject to the lowest CDSC will be redeemed next until the 8% limit is reached. The 8% figure is calculated on a pro rata basis at the time of the first payment made pursuant to the Plan and recalculated thereafter on a pro rata basis at the time of each Plan payment. Therefore, shareholders who have chosen the Plan based on a percentage of the value of their account of up to 8% will be able to receive Plan payments without incurring a CDSC. However, shareholders who have chosen a specific dollar amount (for example, $100 per month) for their periodic Plan payment should be aware that the amount of that payment not subject to a CDSC may vary over time depending on the value of their account. For example, if the value of the account is $15,000 at the time of payment, the shareholder will receive $100 free of the CDSC (8% of $15,000 divided by 12 monthly payments). However, if at the time of a payment the value of the account has fallen to $14,000, the shareholder will receive $93.33 free of any CDSC (8% of $14,000 divided by 12 monthly payments) and $6.67 subject to the lowest applicable CDSC. This privilege may be revised or terminated at any time.

         The withdrawal payments derived from the redemption of sufficient shares in the account to meet designated payments in excess of dividends and other distributions may deplete or possibly extinguish the initial investment, particularly in the event of a market decline, and may result in a capital gain or loss depending on the shareholder's cost. Purchases of additional shares of a Fund concurrent with withdrawals are ordinarily disadvantageous to shareholders because of tax liabilities and sales charges. To establish a Withdrawal Plan, call Shareholder Services at 1-800-423-4026.


         ELECTRONIC FUND TRANSFER.  Shareholders  may establish  Electronic Fund
Transfers ("EFT") between Fund accounts and a predesignated bank account by completing an application and having all shareholders' signatures guaranteed. If the bank account registration is not identical to the Fund account, a signature guarantee of the bank account holder is required for Money Line purchases. Shareholders may choose EFT privileges for Money Line purchases or redemptions or both. The minimum EFT amount is $500 and the maximum is $50,000. The total EFT redemptions during a 30 day period may not exceed $100,000. Each Fund has the right, at its sole discretion, to limit or terminate your ability to exercise the EFT privileges at any time. Fund shares will be purchased on the day the Fund receives the funds, which is normally two days after the EFT is initiated. The EFT normally will be initiated on the next bank business day after the redemption request is received and will ordinarily be received by the predesignated bank account within two days after transmission. However, once the funds are transmitted, the time of receipt and the availability of the funds are not within the Funds' control. No dividends are paid on the proceeds of redeemed shares awaiting EFT.


         CONVERSION OF CLASS B SHARES. Class B Shares of a Fund will automatically convert to Class A shares of that Fund, based on the relative net asset values per share of the two classes, as of the close of business on the first business day of the month in which the eighth anniversary of the initial purchase of such Class B shares occurs. For these purposes, the date of initial purchase shall mean (1) the first business day of the month in which such Class B shares were issued, or (2) for Class B shares obtained through an exchange or a series of exchanges, the first business day of the month in which the original Class B shares were issued. For conversion purposes, Class B shares purchased through the reinvestment of dividends and other distributions paid in respect of Class B shares will be held in a separate sub-account. Each time any Class B shares in the shareholder's regular account (other than those in the sub-account) convert to Class A shares, a pro rata portion of the Class B shares in the sub-account also will convert to Class A shares. The portion will be determined by the ratio that the shareholder's Class B shares converting to Class A shares bears to the shareholder's total Class B shares not acquired through dividends and other distributions.

         The availability of the conversion feature is subject to the continuing applicability of a ruling of the Internal Revenue Service ("IRS"), or the availability of an opinion of counsel, that: (1) the dividends and other distributions paid on Class A and Class B shares will not result in "preferential dividends" under the Code; and (2) the conversion of shares does not constitute a taxable event. If the conversion feature ceased to be available, the Class B shares of the Fund would not be converted and would continue to be subject to the higher ongoing expenses of the Class B shares beyond eight years from the date of purchase. FIMCO has no reason to believe that these conditions for the availability of the conversion feature will not continue to be met.

         If either Fund implements any amendments to its Class A Plan that would increase materially the costs that may be borne under such Plan by Class A shareholders, a new target class into which Class B shares will convert will be established, unless a majority of Class B shareholders, voting separately as a class, approve the proposal.

         WAIVERS OF CDSC ON CLASS B SHARES. The CDSC imposed on Class B shares does not apply to: (a) any redemption by advisory accounts managed by the Adviser or any of its affiliates or for shares held by the Adviser or any of its affiliates; (b) any redemption or transfer of ownership of Class B shares following the death or disability, as defined in Section 72(m)(7) of the Code, of a shareholder if the Fund is provided with proof of death or disability and with all documents required by the Transfer Agent within one year after the death or disability; (c) any redemption of shares purchased during the period April 29, 1996 through June 30, 1996 with the proceeds from a redemption of shares of a fund in another fund group for which no sales charge was paid, other than a money market fund or shares held in a retirement plan account; and (d) certain redemptions pursuant to a Withdrawal Plan (see "Systematic Withdrawal Plan"). For more information on what specific documents are required, call Shareholder Services at 1-800-423-4026.

         SIGNATURE GUARANTEES. The words "Signature Guaranteed" must appear in direct association with the signature of the guarantor. Members of the STAMP (Securities Transfer

Agents Medallion Program), MSP (New York Stock Exchange Medallion Signature Program), SEMP (Stock Exchanges Medallion Program) and FIC are eligible signature guarantors. A notary public is not an acceptable guarantor. Although each Fund reserves the right to require signature guarantees at any other time, signature guarantees are required whenever: (1) the amount of the redemption is over $50,000, (2) an exchange in the amount over $50,000 is made into the Money Market Funds, (3) a redemption check is to be made payable to someone other than the registered accountholder, other than major financial institutions, as determined solely by the Fund and its agent, on behalf of the shareholder, (4) a redemption check is to be mailed to an address other than the address of record, preauthorized bank account, or to a major financial institution for the benefit of a shareholder, (5) an account registration is being transferred to another owner, (6) a transaction requires additional legal documentation; (7) the redemption request is for certificated shares; (8) your address of record has changed within 60 days prior to a redemption request; (9) multiple owners have a dispute or give inconsistent instructions; (10) the authority of a representative of a corporation, partnership, association or other entity has not been established to the satisfaction of a Fund or its agents; and (11) you elect EFT privileges.

         REINVESTMENT AFTER REDEMPTION. If you redeem Class A or Class B shares in your Fund account, you can reinvest within six months from the date of redemption all or any part of the proceeds in shares of the same class of the same Fund or any other Eligible Fund (including the Money Market Funds), at net asset value, on the date the Transfer Agent receives your purchase request. If you reinvest the entire proceeds of a redemption of Class B shares for which a CDSC has been paid, you will be credited for the amount of the CDSC. If you reinvest less than the entire proceeds, you will be credited with a pro rata portion of the CDSC. All credits will be paid in Class B shares of the fund into which the reinvestment is being made. The period you owned the original Class B shares prior to redemption will be added to the period of time you own Class B shares acquired through reinvestment for purposes of determining (a) the applicable CDSC upon a subsequent redemption and (b) the date on which Class B shares automatically convert to Class A shares. If your reinvestment is into a new account, other than the Money Market Funds, it must meet the minimum investment and other requirements of the fund into which the reinvestment is being made. If you reinvest into a new Money Market Fund account within one year from the date of redemption, the minimum investment is $500. To take advantage of this option, send your reinvestment check along with a written request to the Transfer Agent within six months from the date of your redemption. Include your account number and a statement that you are taking advantage of the "Reinvestment Privilege."

         TELEPHONE TRANSACTIONS. Fund shares not held in certificate form may be exchanged or redeemed by telephone provided you have not declined telephone privileges. Telephone exchanges are available between non-retirement accounts. Telephone exchanges are also available from an individually registered non-retirement account to an IRA account of the same class of shares in the same name (provided an IRA application is on file). Telephone exchanges are not available for exchanges of Fund shares for plan units.

         As stated in the Funds' Prospectus, the Tax Exempt Funds, the Adviser, the Underwriter and their officers, trustees, directors and employees will not be liable for any loss, damage, cost or expense arising out of any instruction
(or any interpretation of such instruction) received by telephone which they reasonably believe to be authentic. In acting upon telephone instructions, these parties use procedures which are reasonably designed to ensure that such instructions are genuine, such as (1) obtaining some or all of the following information: account number, address, social security number and such other information as may be deemed necessary; (2) recording all telephone instructions; and (3) sending written confirmation of each transaction to the shareholder's address of record.

         CANCELLED CHECKS. Copies of cancelled purchase, liquidation or dividend checks will be provided to shareholders upon request. Shareholders will be charged $10.00 per check.


         EMERGENCY PRICING PROCEDURES. In the event that the Funds must halt operations during any day that they would normally be required to price under Rule 22c-1 under the Investment Company of 1940 due to an emergency ("Emergency Closed Day"), the Funds will apply the following procedures:

         1. The Funds will make every reasonable effort to segregate orders received on the Emergency Closed Day and give them the price that they would have received but for the closing. The Emergency Closed Day price will be calculated as soon as practicable after operations have resumed and will be applied equally to sales, redemptions and repurchases that were in fact received in the mail or otherwise on the Emergency Closed Day.

         2. For purposes of paragraph 1, an order will be deemed to have been received by the Funds on an Emergency Closed Day, even if neither the Funds nor the Transfer Agent is able to perform the mechanical processing of pricing on that day, under the following circumstances:

                           (a) In the  case of a mail  order,  the  order  will
be considered received by a Fund when the postal service has delivered it to FIC's Woodbridge offices prior to the close of regular trading on the NYSE, or such other time as may be prescribed in the Funds' Prospectus; and

                           (b) In the  case of a wire  order,  including  a
Fund/SERV order, the order will be considered received when it is received in good form by a FIC branch office or an authorized dealer prior to the close of regular trading on the NYSE, or such other time as may be prescribed in the Funds' Prospectus.

         3. If the Funds are unable to segregate orders received on the Emergency Closed Day from those received on the next day the Funds are open for business, the Funds may give all orders the next price calculated after operations resume.

         4. Notwithstanding the foregoing, on business days in which the NYSE is not open for regular trading, the Funds may determine not to price their portfolio securities if such prices would lead to a distortion of the net asset value for the Funds and their shareholders.

                                      TAXES

         In order to continue to qualify for treatment as a regulated investment company ("RIC") under the Code, a Fund must distribute to its shareholders for each taxable year at least 90% of the sum of its investment company taxable income (consisting generally of taxable net investment income and net short-term capital gain) plus its net interest income excludable from gross income under section 103(a) of the Code ("Distribution Requirement") and must meet several additional requirements. For each Fund these requirements include the following:
(1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities, or other income (including gains from options or futures) derived with respect to its business of investing in securities ("Income Requirement"); (2) the Fund must derive less than 30% of its gross income each taxable year from the sale or other disposition of securities, options or futures that were held for less than three months ("Short-Short Limitation"); (3) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets; and (4) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer.

         Dividends paid by a Fund will qualify as exempt-interest dividends as defined in the Prospectus, and thus will be excludable from gross income for Federal income tax purposes by its shareholders, if the Fund satisfies the additional requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of securities the interest on which is excludable from gross income under section 103(a); each Fund intends to continue to satisfy this requirement. The aggregate dividends excludable from a Fund shareholder's gross income may not exceed the Fund's net tax-exempt income. The shareholders' treatment of dividends from a Fund under state and local income tax laws may differ from the treatment thereof under the Code. Investors should consult their tax advisers concerning this matter.

         Dividends and other distributions declared by a Fund in October, November or December of any year and payable to shareholders of record on a date in any of those months are deemed to have been paid by the Fund and received by the shareholders on December 31 of that year if the distributions are paid by the Fund during the following January. Accordingly, those distributions will be reported by shareholders for the year in which that December 31 falls.

         Each Fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary (taxable) income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

         If shares of a Fund are sold at a loss after being held for six months or less, the loss will be disallowed to the extent of any exempt-interest dividends received on those shares, and the portion of the loss that is not disallowed, if any, will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares.

         Tax-exempt interest attributable to certain private activity bonds ("PABs") (including, in the case of a Fund receiving interest on such bonds, a proportionate part of the exempt-interest dividends paid by that Fund) is Tax Preference Item. Exempt-interest dividends received by a corporate shareholder also may be indirectly subject to the alternative minimum tax without regard to whether the Fund's tax-exempt interest was attributable to such bonds. Entities or other persons who are "substantial users" (or persons related to "substantial users") of facilities financed by PABs or industrial development bonds ("IDBs") should consult their tax advisers before purchasing shares of any Fund because, for users of certain of these facilities, the interest on such bonds is not exempt from Federal income tax. For these purposes, the term "substantial user" is defined generally to include a "non-exempt person" who regularly uses in trade or business a part of a facility financed from the proceeds of PABs or IDBs.

         Up to 85% of social security and certain railroad retirement benefits may be included in taxable income for recipients whose modified adjusted gross income (which includes income from tax-exempt sources such as the Fund) plus 50% of their benefits exceeds certain base amounts. Exempt-interest dividends from the Fund still are tax-exempt to the extent described in the Prospectuses; they are only included in the calculation of whether a recipient's income exceeds the established amounts.

         Each Fund may acquire zero coupon municipal securities issued with original issue discount. As a holder of those securities, a Fund must take into account the portion of the original issue discount that accrues on the securities during the taxable year, even if it receives no corresponding payment on them during the year. Because each Fund annually must distribute substantially all of its net tax-exempt income, including any original issue discount on Municipal Instruments, to satisfy the Distribution Requirement, a Fund may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from a Fund's cash assets or from the proceeds of sales of portfolio securities, if necessary. A Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain (the excess of net long-term capital gain over net short-term capital loss). In addition, any such gains may be realized on the disposition of securities held for less than three months. Because of the Short-Short Limitation, any such gains would reduce the Fund's ability to sell other securities or options or futures held for less than three months that it might wish to sell in the ordinary course of its portfolio management.

         Each Fund may invest in municipal bonds that are purchased, generally not on their original issue, with market discount (that is, at a price less than the principal amount of the bond or, in the case of a bond that was issued with original issue discount, a price less than the amount of the issue price plus accrued original issue discount) ("municipal market discount bonds"). Gain on the disposition of a municipal market discount bond purchased by a Fund after April 30, 1993 (other than a bond with a fixed maturity date within one year from its issuance), generally is treated as ordinary (taxable) income, rather than capital gain, to the extent of the bond's accrued market discount at the time of disposition. Market discount on such a bond generally is accrued ratably, on a daily basis, over the period from the acquisition date to the date of maturity. In lieu of treating the disposition gain as above, a Fund may elect to include market discount in its gross income currently, for each taxable year to which it is attributable.

         If a Fund invests in any instruments that generate taxable income, distributions of the interest earned thereon will be taxable to the Fund's shareholders as ordinary income to the extent of its earnings and profits. Moreover, if a Fund realizes capital gain as a result of market transactions, any distributions of such gain will be taxable to its shareholders. There also may be collateral Federal income tax consequences regarding the receipt of exempt-interest dividends by shareholders such as S corporations, financial institutions and property and casualty insurance companies. A shareholder falling into any such category should consult its tax adviser concerning its investment in shares of the Fund.

         The use of hedging strategies, such as selling (writing) and purchasing options and futures contracts, involves complex rules that will determine for income tax purposes the character and timing of recognition of the gains and losses a Fund realizes in connection therewith. Gains from options and futures contracts derived by a Fund with respect to its business of investing in securities will qualify as permissible income under the Income Requirement. However, income from a Fund's disposition of options and futures contracts will be subject to the Short-Short Limitation if they are held for less than three months.

         If a Fund satisfies certain requirements, then any increase in value of a position that is part of a "designated hedge" will be offset by any decrease in value (whether realized or not) of the offsetting hedging position during the period of the hedge for purposes of determining whether the Fund satisfies the Short-Short Limitation. Thus, only the net gain (if any) from the designated hedge will be included in gross income for purposes of that limitation. Each Fund intends that, when it engages in hedging strategies, it will qualify for this treatment, but at the present time it is not clear whether this treatment will be available for all of each Fund's hedging transactions. To the extent this treatment is not available, a Fund may be forced to defer the closing out of certain options or futures contracts beyond the time when it otherwise would be advantageous to do so, in order for the Fund to continue to qualify as a RIC.


                             PERFORMANCE INFORMATION

         A Fund may advertise its performance in various ways.

         Each Fund's "average annual total return" ("T") is an average annual compounded rate of return. The calculation produces an average annual total return for the number of years measured. It is the rate of return based on factors which include a hypothetical initial investment of $1,000 ("P") over a number of years ("n") with an Ending Redeemable Value ("ERV") of that investment, according to the following formula:

                  T=[(ERV/P)caret(1/n)]-1

         The "total return" uses the same factors, but does not average the rate of return on an annual basis. Total return is determined as follows:

                  (ERV-P)/P  = TOTAL RETURN

         Total return is calculated by finding the average annual change in the value of an initial $1,000 investment over the period. In calculating the ending redeemable value for Class A shares, each Fund will deduct the maximum sales charge of 6.25% (as a percentage of the offering price) from the initial $1,000 payment and, for Class B shares, the applicable CDSC imposed on a redemption of Class B shares held for the period is deducted. All dividends and other distributions are assumed to have been reinvested at net asset value on the initial investment ("P").

         Return information may be useful to investors in reviewing a Fund's performance. However, certain factors should be taken into account before using this information as a basis for comparison with alternative investments. No adjustment is made for taxes payable on distributions. Return will fluctuate over time and return for any given past period is not an indication or representation by a Fund of future rates of return on its shares. At times, the Adviser may reduce its compensation or assume expenses of a Fund in order to reduce the Fund's expenses. Any such waiver or reimbursement would increase the Fund's return during the period of the waiver or reimbursement.

         Average annual return and total return computed at the public offering price (maximum sales charge for Class A shares and applicable CDSC for Class B shares) for the periods ended December 31, 1996 are set forth in the tables below:

AVERAGE ANNUAL TOTAL RETURN1

                      Insured Intermediate Fund2   Insured Tax Exempt Fund
                      Class A        Class B       Class A      Class B
                       Shares       Shares 4        Shares      Shares 4
                       ------       ------          ------      -------
One Year              (2.44)%        (1.06)%      (3.60)%       (2.04)%
Five Years             N/A             N/A         4.62           N/A
Ten Years              N/A             N/A         6.07           N/A
Life of Fund 3         2.63           5.42         N/A           5.86

TOTAL RETURN3
                      Insured Intermediate Fund2   Insured Tax Exempt Fund
                      Class A        Class B       Class A        Class B
                       Shares        Shares4        Shares        Shares4
One Year              (2.44)%        (1.06)%       (3.60)%       (2.04)%
Five Years               N/A           N/A         25.34           N/A
Ten Years                N/A           N/A         80.23           N/A
Life of Fund3          8.40          10.95          N/A          11.86

         Average annual total return and total return may also be based on investment at reduced sales charge levels or at net asset value. Any quotation of return not reflecting the maximum sales charge will be greater than if the maximum sales charge were used. Average annual total return and total return computed at net asset value for the periods ended December 31, 1996 are set forth in the tables below:


--------
1 All return figures reflect the current maximum sales charge of 6.25%. Prior to July 1, 1993, the maximum sales charge for INSURED TAX EXEMPT FUND was 6.90%. Prior to December 29, 1989, the maximum sales charge for INSURED TAX EXEMPT FUND was 7.25%. Prior to January 12, 1995, the maximum sales charge for INSURED INTERMEDIATE FUND was 3.50%.
2 Certain expenses of the INSURED INTERMEDIATE FUND have been waived from commencement of operations through December 31, 1996. Accordingly, return figures are higher than they would have been had such expenses not been waived.
3    INSURED INTERMEDIATE FUND commenced operations on November 22, 1993.
4 The commencement date for the offering of Class B shares is January 12, 1995.

AVERAGE ANNUAL TOTAL RETURN1


                        Insured Intermediate Fund2                Insured Tax Exempt Fund
                    Class A Shares      Class B Shares4         Class A         Class B Shares4
                                                                Shares
One Year                 4.07%                2.99%              2.81%                2.03%
Five Years                 N/A                  N/A              5.98                   N/A
Ten Years                  N/A                  N/A              6.76                   N/A
Life of Fund4            4.80                 7.65                 N/A                8.10

TOTAL RETURN1

                        Insured Intermediate Fund2                Insured Tax Exempt Fund
                    Class A Shares      Class B Shares4         Class A         Class B Shares4
                                                                Shares
One Year                  4.07%               2.99%              2.81%                2.03%
Five Years                  N/A                 N/A             33.68                   N/A
Ten Years                   N/A                 N/A             92.31                   N/A
Life of Fund3            15.70               15.63                 N/A               16.58



         Yield is presented for a specified thirty-day period ("base period"). Yield is based on the amount determined by (i) calculating the aggregate amount of dividends and interest earned by a Fund during the base period less expenses accrued for that period (net of reimbursement), and (ii) dividing that amount by the product of (A) the average daily number of shares of the Fund outstanding during the base period and entitled to receive dividends and (B) the per share maximum public offering price for Class A shares or the net asset value for Class B shares of the Fund on the last day of the base period. The result is annualized by compounding on a semi-annual basis to determine the Fund's yield. For this calculation, interest earned on debt obligations held by the Fund is generally calculated using the yield to maturity (or first expected call date) of such obligations based on their market values (or, in the case of receivables-backed securities such as GNMA Certificates, based on cost).
Dividends on equity securities are accrued daily at their estimated stated dividend rates.

         Each Fund's tax-equivalent yield during the base period may be presented in one or more stated tax brackets. Tax-equivalent yield is calculated by adjusting a Fund's tax-exempt yield by a factor designed to show the approximate yield that a taxable investment would have to earn to produce an after-tax yield equal to the Fund's tax-exempt yield.

         The yield and tax-equivalent yield for INSURED TAX EXEMPT FUND Class A shares for the thirty day period ended December 31, 1996 (assuming a Federal tax rate of 28%) was 3.95% and 5.49%, respectively. The yield and tax-equivalent yield for INSURED TAX EXEMPT FUND Class B


--------
1 All return figures reflect the current maximum sales charge of 6.25%. Prior to July 1, 1993, the maximum sales charge for INSURED TAX EXEMPT FUND was 6.90%. Prior to December 29, 1989, the maximum sales charge for INSURED TAX EXEMPT FUND was 7.25%. Prior to January 12, 1995, the maximum sales charge for INSURED INTERMEDIATE FUND was 3.50%.
2 Certain expenses of the INSURED INTERMEDIATE FUND have been waived from commencement of operations through December 31, 1996. Accordingly, return figures are higher than they would have been had such expenses not been waived.
3    INSURED INTERMEDIATE FUND commenced operations on November 22, 1993.
4 The commencement date for the offering of Class B shares is January 12, 1995.

shares for the same period (assuming a Federal Tax rate of 28%) was 3.53% and 4.90%, respectively. The yield and tax-equivalent yield (assuming the same tax rate) for  INSURED  INTERMEDIATE  FUND Class A shares for the thirty  days ended
December 31, 1996 was 4.33% and 6.01%, respectively. The yield and tax-equivalent yield for INSURED INTERMEDIATE FUND Class B shares for the same period (assuming a Federal Tax rate of 28%) was 3.63% and 5.04%, respectively. The maximum Federal tax rate during this period was 39.6%. During this period, certain expenses of INSURED INTERMEDIATE FUND have been waived or reimbursed. Accordingly yield and tax-equivalent yield figures are higher than they would have been had such expenses not been waived or reimbursed.

         The distribution rate for each Fund is presented for a twelve-month period. It is calculated by adding the dividends for the last twelve months and dividing the sum by a Fund's offering price per share at the end of that period. The distribution rate is also calculated by using a Fund's net asset value. Distribution rate calculations do not include capital gain distributions, if any, paid. The distribution rate for the twelve-month period ended December 31, 1996 for Class A shares of INSURED INTERMEDIATE FUND and INSURED TAX EXEMPT FUND calculated using the offering price was 4.69% and 4.69%, respectively. The distribution rate for the twelve-month period ended December 31, 1996 for Class A shares of INSURED INTERMEDIATE FUND and INSURED TAX EXEMPT FUND calculated at net asset value was 5.01% and 5.00%, respectively. The distribution rate for the twelve-month period ended December 31, 1996 for Class B shares of INSURED INTERMEDIATE FUND and INSURED TAX EXEMPT Fund calculated using net asset value was 3.97% and 4.33%, respectively. During this period certain expenses of INSURED INTERMEDIATE FUND were waived. Accordingly, the distribution rates are higher than they would have been had such expenses not been waived.


         Each Fund may include in advertisements and sales literature, information, examples and statistics to illustrate the effect of compounding income at a fixed rate of return to demonstrate the growth of an investment over a stated period of time resulting from the payment of dividends and capital gain distributions in additional shares. The examples used will be for illustrative purposes only and are not representations by the Fund of past or future yield or return. Examples of typical graphs and charts depicting such historical performance, compounding and hypothetical returns are included in Appendix D.

         A Fund may include in advertisements and sales literature, information, examples and statistics that illustrate the effect of taxable versus tax-free compounding income at a fixed rate of return to demonstrate the growth of an investment over a stated period of time resulting from the payment of dividends and capital gains distributions in additional shares. The examples used will be for illustrative purposes only and are not representations by any Fund of past or future yield or return.

         From time to time, in reports and promotional literature, a Fund may compare its performance to, or cite the historical performance of, U.S. Treasury bills, notes and bonds, or indices of broad groups of unmanaged securities considered to be representative of, or similar to, that Fund's portfolio holdings, such as:

         Lipper Analytical Services, Inc. ("Lipper") is a widely-recognized independent service that monitors and ranks the performance of regulated investment companies. The Lipper performance analysis includes the reinvestment of capital gain distributions and income dividends but does not take sales charges into consideration. The method of calculating total return data on indices utilizes actual dividends on ex-dividend dates accumulated for the quarter and reinvested at quarter end.

         Morningstar Mutual Funds ("Morningstar"), a semi-monthly publication of Morningstar, Inc. Morningstar proprietary ratings reflect historical risk-adjusted performance and are subject to change every month. Funds with at least three years of performance history are assigned ratings from one star (lowest) to five stars (highest). Morningstar ratings are calculated from the funds' three-, five-, and ten-year average annual returns (when available) and a risk factor that reflects fund performance relative to three-month Treasury bill monthly returns. Fund's returns are adjusted for fees and sales loads. Ten percent of the funds in an investment category receive five stars, 22.5% receive four stars, 35% receive three stars, 22.5% receive two stars, and the bottom 10% receive one star.

         Salomon Brothers Inc., "Market Performance," a monthly publication which tracks principal return, total return and yield on the Salomon Brothers Broad Investment-Grade Bond Index and the components of the Index.

         Merrill Lynch, Pierce, Fenner & Smith, Inc., "Taxable Bond Indices," a monthly corporate government index publication which lists principal, coupon and total return on over 100 different taxable bond indices which Merrill Lynch tracks. They also list the par weighted characteristics of each Index.

         Lehman Brothers, Inc., "The Bond Market Report," a monthly publication which tracks principal, coupon and total return on the Lehman Govt./Corp. Index and Lehman Aggregate Bond Index, as well as all the components of these Indices.

         The Consumer Price Index, prepared by the U.S. Bureau of Labor Statistics, is a commonly used measure of inflation. The Index shows changes in the cost of selected consumer goods and does not represent a return on an investment vehicle.

         From time to time, in reports and promotional literature, performance rankings and ratings reported periodically in national financial publications such as MONEY, FORBES, BUSINESS WEEK, BARRON'S, FINANCIAL TIMES and FORTUNE may also be used. In addition, quotations from articles and performance ratings and ratings appearing in daily newspaper publications such as THE WALL STREET JOURNAL, THE NEW YORK TIMES and NEW YORK DAILY NEWS may be cited.

                               GENERAL INFORMATION

         AUDITS AND REPORTS. The accounts of each Fund are audited twice a year by Tait, Weller & Baker, independent certified public accountants, Two Penn Center Plaza, Philadelphia, PA, 19102-1707. Shareholders of each Fund receive semi-annual and annual reports, including audited financial statements, and a list of securities owned.


         TRANSFER AGENT. Administrative Data Management Corp., 581 Main Street, Woodbridge, NJ 07095-1198, an affiliate of FIMCO and FIC, acts as transfer agent for the Funds and as redemption agent for regular redemptions. The fees charged to each Fund by the Transfer Agent are $5.00 to open an account; $3.00 for each certificate issued; $.75 per account per month; $10.00 for each legal transfer of shares; $.45 per account per dividend declared; $5.00 for each exchange of shares into a Fund; $5.00 for each partial withdrawal or complete liquidation; $1.00 for each Systematic Withdrawal Plan check; $4.00 for each shareholder services call; $20.00 for each item of correspondence; and $1.00 per account per report required by any governmental authority. Additional fees charged to the Funds by the Transfer Agent are assumed by the Underwriter. The Transfer Agent reserves the right to change the fees on prior notice to the Funds. Upon request from shareholders, the Transfer Agent will provide an account history. For account histories covering the most recent three year period, there is no charge. The Transfer Agent charges a $5.00 administrative fee for each account history covering the period 1983 through 1994 and $10.00 per year for each account history covering the period 1974 through 1982. Account histories prior to 1974 will not be provided. If any communication from the Transfer Agent to a shareholder is returned from the U.S. Postal Service marked as "Undeliverable" two consecutive times, the Transfer Agent will cease sending any further materials to the shareholder until the Transfer Agent is provided with a correct address. Furthermore, if there is no known address for a shareholder for at least one year, the Transfer Agent will charge such shareholder's account $40 to cover the Transfer Agent's expenses in trying to locate the shareholder's correct address. For the fiscal year ended December 31, 1996, INSURED TAX EXEMPT FUND and INSURED INTERMEDIATE FUND paid $1,011,863 and $8,231, respectively, in transfer agency fees and expenses. The Transfer Agent's telephone number is 1-800-423-4026.

         SHAREHOLDER LIABILITY. Series Fund is organized as an entity known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of the Series Fund. The Declaration of Trust however, contains an express disclaimer of shareholder liability for acts or obligations of the Series Fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Series Fund or the Trustees. The Declaration of Trust provides for indemnification out of the property of the Fund of any shareholder held personally liable for the obligations of the Series Fund. The Declaration of Trust also provides that the Series Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Series Fund and satisfy any judgment thereon. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the Series Fund itself would be unable to meet its obligations. The Adviser believes that, in view of the above, the risk of personal liability to shareholders is immaterial and extremely remote. The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. The Series Fund may have an obligation to indemnify Trustees and officers with respect to litigation.


         5% SHAREHOLDERS. As of March 31, 1997, John W. Roberts, 1316 Indian Mound W, Bloomfield Hills, MI 48301, beneficially owned 6.0% of the outstanding Class A shares of INSURED INTERMEDIATE FUND.

         As of March 31, 1997, the following beneficially owned more than 5% of the outstanding Class B shares of the Fund listed below:

Fund                              % of Shares        Shareholder

INSURED INTERMEDIATE FUND            11.1%           Alexander J. Rota
                                                     363 Van Wick Lake Road
                                                     Fishkill, NY  12524

                                     7.6%            Vivien B. Shelanski
                                                     241 Kane Street
                                                     Brooklyn, NY 11231

                                     7.5%            William A. Bloomhall
                                                     932 Mariner Point
                                                     760 Sextant Drive
                                                     Sanibel, FL  33957

                                     7.4%            Shirley M. Pusko
                                                     8129 W. 87th Street
                                                     Hickory Hills, IL  60457

                                     5.5%            James J. Rahner
                                                     424 Darby Road
                                                     Havertown, PA  19082

Fund                              % of Shares        Shareholder

                                     13.5%           Harrison W. Snyder
                                                     RD 4 Box 313
                                                     Huntington, PA 16652

                                     5.4%            Frank J. Mullins
                                                     16934 Creek Line Drive
                                                     Friendswood, TX 77546-4202

INSURED TAX EXEMPT FUND              6.2%            Giselle Serio
                                                     48 Athens Avenue
                                                     South Amboy, NJ 08879-2453

                                     9.6%            Daniel Williams Sr.
                                                     Eagle Ridge Drive
                                                     W. Orange, NJ 07052 USA

         TRADING BY PORTFOLIO  MANAGERS AND OTHER  ACCESS  PERSONS.  Pursuant to
Section 17(j) of the 1940 Act and Rule 17j-1 thereunder, each Fund and the Adviser have adopted Codes of Ethics restricting personal securities trading by portfolio managers and other access persons of the Fund. Among other things, such persons, except the Directors or Trustees: (a) must have all non-exempt trades pre-cleared; (b) are restricted from short-term trading; (c) must have duplicate statements and transactions confirmations reviewed by a compliance officer; and (d) are prohibited from purchasing securities of initial public offerings.

                                   APPENDIX A
                      DESCRIPTION OF MUNICIPAL BOND RATINGS

STANDARD & POOR'S RATINGS GROUP

         The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform any audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

         The  ratings  are  based,   in  varying   degrees,   on  the  following
considerations:

         1. Likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

         2.       Nature of and provisions of the obligation;

         3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

         AAA Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

         AA Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

         A Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

         BBB Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

         BB, B, CCC, CC, C Debt rated "BB," "B," "CCC," "CC" and "C" is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal. "BB" indicates the least degree of speculation and "C" the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

         BB Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.

         B Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

         CCC Debt rated "CCC" has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

         CC The rating "CC" typically is applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.

         C The rating "C" typically is applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

         CI The rating "CI" is reserved for income bonds on which no interest is being paid.

         D Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

         PLUS (+) OR MINUS (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

MOODY'S INVESTORS SERVICE, INC.

         Aaa Bonds which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat greater than the Aaa securities.

         A Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

         Baa Bonds which are rated "Baa" are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca  Bonds  which  are  rated  "Ca"  represent   obligations  which  are
speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C Bonds which are rated "C" are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

                                   APPENDIX B
                      DESCRIPTION OF MUNICIPAL NOTE RATINGS


STANDARD & POOR'S RATINGS GROUP

         S&P's note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

         - Amortization schedule (the larger the final maturity relative to other maturities the more likely it will be treated as a note).

         - Source of Payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

         Note rating symbols are as follows:

         SP-1 Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.


MOODY'S INVESTORS SERVICE, INC.

         Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade (MIG). This distinction is in recognition of the difference between short-term credit risk and long-term risk.

         MIG-1. Loans bearing this designation are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.



                                   APPENDIX C
                     DESCRIPTION OF COMMERCIAL PAPER RATINGS


STANDARD & POOR'S RATINGS GROUP

         S&P's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest.

         A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) designation.

MOODY'S INVESTORS SERVICE, INC.

         Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year. Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated.

         PRIME-1 Issuers (or supporting institutions) rated Prime-1 (P-1) have a superior ability for repayment of senior short-term debt obligations. P-1 repayment ability will often be evidenced by many of the following characteristics:

         -        Leading market positions in well-established industries.
         -        High rates of return on funds employed.
         -        Conservative   capitalization   structure   with  moderate
                  reliance on debt and ample asset protection.
         - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
         - Well-established access to a range of financial markets and assured sources of alternate liquidity.

                                   APPENDIX D

    [The following tables are represented as graphs in the printed document.]

The following graphs and chart illustrate hypothetical returns:

                                INCREASE RETURNS

This graph shows over a period of time even a small increase in returns can make a significant difference.

       Years        10%             8%             6%             4%
       -----      -------         ------         ------         ------
          5        16,453         14,898         13,489         12,210
         10        27,070         22,196         18,194         14,908
         15        44,539         33,069         24,541         18,203
         20        73,281         49,268         33,102         22,226
         25       120,569         73,402         44,650         27,138


                              INCREASE INVESTMENT

This graph shows the more you invest on a regular basis over time, the more you can accumulate.

       Years        $100          $250           $500          $1,000
       -----       ------        -------        -------        -------
          5         7,348         18,369         36,738         73,476
         10        18,295         43,736         91,473        182,946
         15        34,604         86,509        173,019        346,038
         20        58,902        147,255        294,510        589,020
         25        95,103        237,757        475,513        951,026

     [The following table is represented as graph in the printed document.]

This chart illustrates the time value of money based upon the following assumptions:

If you invested $2,000 each year for 20 years, starting at 25, assuming a 9% investment return, you would accumulate $573,443 by the time you reach age 65. However, had you invested the same $2,000 each year for 20 years, at that rate, but waited until age 35, you would accumulate only $242,228 - a diference of $331,215.

               25 years old ..............   533,443
               35 years old ..............   202,228
               45 years old ..............    62,320

     For each of the above graphs and chart it should be noted that systematic investment plans do not assume a profit or protect against loss in declining markets. Investors should consider their financial ability to continue purchases through periods of both high and low price levels. Figures are hypothetical and for illustrative purposes only and do not represent any actual investment or performance. The value of a shareholder's investment and return may vary.

     [The following table is represented as chart in the printed document.]

The following chart illustrates the historical performance of the Dow Jones Industrial Average from 1928 through 1995.

                   1928 ..................    300.00
                   1929 ..................    248.48
                   1930 ..................    164.58
                   1931 ..................     77.90
                   1932 ..................     59.93
                   1933 ..................     99.90
                   1934 ..................    104.04
                   1935 ..................    144.13
                   1936 ..................    179.90
                   1937 ..................    120.85
                   1938 ..................    154.76
                   1939 ..................    150.24
                   1940 ..................    131.13
                   1941 ..................    110.96
                   1942 ..................    119.40
                   1943 ..................    136.20
                   1944 ..................    152.32
                   1945 ..................    192.91
                   1946 ..................    177.20
                   1947 ..................    181.16
                   1948 ..................    177.30
                   1949 ..................    200.10
                   1950 ..................    235.40
                   1951 ..................    269.22
                   1952 ..................    291.89
                   1953 ..................    280.89
                   1954 ..................    404.38
                   1955 ..................    488.39
                   1956 ..................    499.46
                   1957 ..................    435.68
                   1958 ..................    583.64
                   1959 ..................    679.35
                   1960 ..................    615.88
                   1961 ..................    731.13
                   1962 ..................    652.10
                   1963 ..................    762.94
                   1964 ..................    874.12
                   1965 ..................    969.25
                   1966 ..................    785.68
                   1967 ..................    905.10
                   1968 ..................    943.75
                   1969 ..................    800.35
                   1970 ..................    838.91
                   1971 ..................    890.19
                   1972 ..................  1,020.01
                   1973 ..................    850.85
                   1974 ..................    616.24
                   1975 ..................    858.71
                   1976 ..................  1,004.65
                   1977 ..................    831.17
                   1978 ..................    805.01
                   1979 ..................    838.74
                   1980 ..................    963.98
                   1981 ..................    875.00
                   1982 ..................  1,046.55
                   1983 ..................  1,258.64
                   1984 ..................  1,211.56
                   1985 ..................  1,546.67
                   1986 ..................  1,895.95
                   1987 ..................  1,938.80
                   1988 ..................  2,168.60
                   1989 ..................  2,753.20
                   1990 ..................  2,633.66
                   1991 ..................  3,168.83
                   1992 ..................  3,301.11
                   1993 ..................  3,754.09
                   1994 ..................  3,834.44
                   1995 ..................  5,000.00

    [The following table is represented as a chart in the printed document.]

The following chart shows that inflation is constantly eroding the value of your money.

                       THE EFFECTS OF INFLATION OVER TIME

                     1966 .......................  96.61836
                     1967 .......................  93.80423
                     1968 .......................  89.59334
                     1969 .......................  84.36285
                     1970 .......................  79.88906
                     1971 .......................  77.33694
                     1972 .......................  74.79395
                     1973 .......................  68.80768
                     1974 .......................  61.27131
                     1975 .......................  57.31647
                     1976 .......................  54.63915
                     1977 .......................  51.20820
                     1978 .......................  46.98000
                     1979 .......................  41.46514
                     1980 .......................  36.85790
                     1981 .......................  33.84564
                     1982 .......................  32.60659
                     1983 .......................  31.41290
                     1984 .......................  30.23378
                     1985 .......................  29.12696
                     1986 .......................  28.81005
                     1987 .......................  27.59583
                     1988 .......................  26.43279
                     1989 .......................  25.27035
                     1990 .......................  23.81748
                     1991 .......................  23.10134
                     1992 .......................  22.45028
                     1993 .......................  21.86006
                     1994 .......................  21.28536
                     1995 .......................  20.76620


                       1995........................  1.00
                       1996........................  1.03
                       1997........................  1.06
                       1998 .......................  1.09
                       1999 .......................  1.13
                       2000 .......................  1.16
                       2001 .......................  1.19
                       2002 .......................  1.23
                       2003 .......................  1.27
                       2004 .......................  1.30
                       2005 .......................  1.34
                       2006 .......................  1.38
                       2007 .......................  1.43
                       2008 .......................  1.47
                       2009 .......................  1.51
                       2010 .......................  1.56
                       2011 .......................  1.60
                       2012 .......................  1.65
                       2013 .......................  1.70
                       2014 .......................  1.75
                       2015 .......................  1.81
                       2016 .......................  1.86
                       2017 .......................  1.92
                       2018 .......................  1.97
                       2019 .......................  2.03
                       2020 .......................  2.09
                       2021 .......................  2.16
                       2022 .......................  2.22
                       2023 .......................  2.29
                       2024 .......................  2.36
                       2025 .......................  2.43

Inflation erodes your buying power. $100 in 1966, could purchase the same amount of goods and service as $21 in 1995.* Projecting inflation at 3%, goods and services costing $100 today will cost $243 in the year 2025.

* Source: Consumer Price Index, U.S. Bureau of Labor Statistics.

    [The following tables are represented as graphs in the printed document.]

This chart illustrates that historically, the longer you hold onto stocks, the greater chance that you will have a positive return.

                              1926 through 1995(1)

                               Total           Number of       Percentage of
                             Number of         Positive           Positive
                              Periods           Periods           Periods
                              -------           -------           -------
 1-Year Periods                  70                50                71%
 5-Year Periods                  66                59                89%
10-Year Periods                  61                59                97%
15-Year Periods                  56                56               100%
20-Year Periods                  51                51               100%


The following chart shows the compounded annual return of large company stocks compared to U.S. Treasury Bills and inflation over the most recent 15 year period. (2)

                  Compound Annual Return from 1981 -- 1995(1)

                    Inflation .....................   3.93
                    U.S. Treasury Bills ...........   7.11
                    Large Company Stocks ..........  14.80


The following chart illustrates for the period shown that long-term corpoate bonds have outpaced U.S. Treasury Bills and inflation.

                  Compound Annual Return from 1981 -- 1995(1)

                    Inflation .....................   3.93
                    U.S. Treasury Bills ...........   7.11
                    Long-Term Corp. bonds .........  13.46


(1) Sources: Stocks, Bonds, Bill and Inflation 1996 Yearbook, Ibbotson Associates, Chicago.

(2) Please note that U.S. Treasury bills are guaranteed as to principal and interest payments (although the funds that invest in them are not), while stocks will fluctuate in share price. Although past performance cannot guarantee future results, reeturns of U.S. Treasury bills historically have not outpaced inflation by as great a margin as stocks.


The accompanying table illustrates that if you are in the 36% tax bracket, a tax-free yield of 3% is actually equivalent to a taxable investment earning 4.69%.

                         Your Taxable Equivalent Yield

                                        Your Federal TAx Bracket
                              ---------------------------------------------

                                 28.0%        31.0%       36.0%       39.6%
  your tax-free yield
          3.00%             4.17%        4.35%       4.69%       4.97%
          3.50%             4.86%        5.07%       5.47%       5.79%
          4.00%             5.56%        5.80%       6.25%       6.62%
          4.50%             6.25%        6.52%       7.03%       7.45%
          5.00%             6.94%        7.25%       7.81%       8.25%
          5.50%             7.64%        7.97%       8.59%       9.11%


This information is general in nature and should not be construed as tax advice. Please consult a tax or financial adviser as to how this information affects your particular circumstances.

                                     FINANCIAL STATEMENTS
                                   as of December 31, 1996

First Investors Insured Tax Exempt Fund, Inc. (2-57473) incorporates by reference the financial statements and report of independent auditors contained in the Annual Report to shareholders for the fiscal year ended December 31, 1996 electronically filed with the Commission on February 24, 1997 (Accession Number:
0000928816-97-000043).


First Investors Series Fund (33-25623) incorporates by reference the financial statements and report of independent auditors contained in the Annual Report to shareholders for the fiscal year ended December 31, 1996 electronically filed with the Commission on March 4, 1997 (Accession Number: 0000912057-97-007729).

                                     PART C

                                OTHER INFORMATION


Item 24.  Financial Statements and Exhibits

        (a)  Financial Statements:


      Financial Statements are set forth in Part B, Statement of Additional Information.

        (b)     Exhibits:

                (1)a./2/   Articles of Restatement

                   b./2/   Articles Supplementary

                (2)/2/     Amended and Restated By-laws

                (3)        Not Applicable

                (4) Shareholders' rights are contained in (a) Articles FIFTH and EIGHTH of Registrant's Articles of Restatement dated September 14, 1994, previously filed as Exhibit 99.B1.1 to Registrant's Registration Statement; (b) Article FOURTH of Registrant's Articles Supplementary to Articles of Incorporation dated October 20, 1994, previously filed as
                           Exhibit 99.B1.2 to Registrant's Registration Statement and (c) Article II of Registrant's Amended and Restated By-laws, previously filed as Exhibit 99.B2 to Registrant's Registration Statement.

                (5)/2/ Investment Advisory Agreement between Registrant and First Investors Management Company, Inc.

                (6)/2/ Underwriting Agreement between Registrant and First Investors Corporation.

                (7)        Not Applicable

                (8)a./2/ Custodian Agreement between Registrant and Irving Trust Company

                   b./2/ Supplement to Custodian Agreement between Registrant and The Bank of New York

                (9)/2/ Administration Agreement between Registrant, First Investors Management Company, Inc., First Investors Corporation and Administrative Data Management Corp.

                (10)/1/    Opinion of Counsel

                (11)a.     Consent of independent accountants

                    b./2/  Powers of Attorney

                (12)       Not Applicable

                (13)       No undertaking in effect

                (14)       Not applicable

                (15)a./2/  Amended and Restated Class A Distribution Plan

                    b./2/  Class B Distribution Plan

                (16)       Performance Calculations

                (17) Financial Data Schedule (filed as Exhibit 27 for electronic filing purposes)

                (18)/2/    18f-3 Plan

----------
/1/ Incorporated by reference from Registrant's Rule 24f-2 Notice for its fiscal year ending December 31, 1996 filed on February 27, 1997.
/2/ Incorporated by reference from Post-Effective Amendment No. 29 to Registrant's Registration Statement (File No. 2-57473) filed on April 23, 1996.

Item 25.  Persons Controlled by or under common control with Registrant

      There are no persons controlled by or under common control with the Registrant.

Item 26.  Number of Holders of Securities


                                                     Number of Record
                                                      Holders as of
             Title of Class                          February 3, 1997
             --------------                          ----------------

             Class A Shares                               48,097
             Class B Shares                                  176

Item 27.  Indemnification

      Article X, Section 1 of the By-Laws of Registrant provides as follows:

      Section 1. Every person who is or was an officer or director of the Corporation (and his heirs, executors and administrators) shall be indemnified by the Corporation against reasonable costs and expenses incurred by him in connection with any action, suit or proceeding to which he may be made a party by reason of his being or having been a director or officer of the Corporation, except in relation to any action, suit or proceeding in which he has been adjudged liable because of negligence or misconduct, which shall be deemed to include willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. In the absence of an adjudication which expressly absolves the director or officer of liability to the Corporation or its stockholders for negligence or misconduct, within the meaning thereof as used herein, or in the event of a settlement, each director or officer (and his heirs, executors and administrators) shall be indemnified by the Corporation against payments made, including reasonable costs and expenses, provided that such indemnity shall be conditioned upon the prior determination by a resolution of two-thirds of the Board of Directors who are not involved in the action, suit or proceeding that the director or officer has no liability by reason of negligence or misconduct within the meaning thereof as used herein, and provided further that if a majority of the members of the Board of Directors of the Corporation are involved in the action, suit or proceeding, such determination shall have been made by a written opinion of independent counsel. Amounts paid in settlement shall not exceed costs, fees and expenses which would have been reasonably incurred if the action, suit or proceeding had been litigated to a conclusion. Such a determination by the Board of Directors or by independent counsel, and the payment of amounts by the Corporation on the basis thereof, shall not prevent a stockholder from challenging such indemnification by appropriate legal proceedings on the grounds that the person indemnified was liable to the Corporation or its security holders by reason of negligence or misconduct within the meaning thereof as used herein. The foregoing rights and indemnification shall not be exclusive of any other rights to which any officer or director (or his heirs, executors and administrators) may be entitled to according to law.

        The Registrant's Investment Advisory Agreement provides as follows:

        The Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Company or any Series in connection with the matters to which this Agreement relate except a loss resulting from the willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement. Any person, even though also an officer, partner, employee, or agent of the Manager, who may be or become an officer, Board member, employee or agent of the Company shall be deemed, when rendering services to the Company or acting in any business of the Company, to be rendering such services to or acting solely for the Company and not as an officer, partner, employee, or agent or one under the control or direction of the Manager even though paid by it.

      The Registrant's Underwriting Agreement provides as follows:

      The Underwriter agrees to use its best efforts in effecting the sale and public distribution of the shares of the Fund through dealers and to perform its duties in redeeming and repurchasing the shares of the Fund, but nothing contained in this Agreement shall make the Underwriter or any of its officers and directors or shareholders liable for any loss sustained by the Fund or any of its officers, directors, or shareholders, or by any other person on account of any act done or omitted to be done by the Underwriter under this Agreement provided that nothing herein contained shall protect the Underwriter against any liability to the Fund or to any of its shareholders to which the Underwriter would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties as Underwriter or by reason of its reckless disregard of its obligations or duties as Underwriter under this Agreement. Nothing in this Agreement shall protect the Underwriter from any liabilities which they may have under the Securities Act of 1933 or the Investment Company Act of 1940.

        Reference is hereby made to the Maryland Corporations and Associations Annotated Code, Sections 2-417, 2-418 (1986).

        The general effect of this Indemnification will be to indemnify the officers and directors of the Registrant from costs and expenses arising from any action, suit or proceeding to which they may be made a party by reason of their being or having been a director or officer of the Registrant, except where such action is determined to have arisen out of the willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the director's or officer's office.

        Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers or persons controlling the Registrant pursuant to the foregoing provisions, the Registrant has been informed that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is therefore unenforceable. See Item 32 herein.

Item 28.  Business and Other Connections of Investment Adviser

        First Investors Management Company, Inc., the Registrant's Investment Adviser, also serves as Investment Adviser to:

        First Investors Cash Management Fund, Inc.
        First Investors Series Fund
        First Investors Government Fund, Inc.
        First Investors High Yield Fund, Inc.
        First Investors Global Fund, Inc.
        First Investors Life Series Fund
        First Investors Multi-State Insured Tax Free Fund
        First Investors New York Insured Tax Free Fund, Inc.
        First Investors Special Bond Fund, Inc.
        First Investors Fund For Income, Inc.
        First Investors Tax-Exempt Money Market Fund, Inc.
        First Investors U.S. Government Plus Fund
        First Investors Series Fund II, Inc.

        Affiliations of the officers and directors of the Investment Adviser are set forth in Part B, Statement of Additional Information, under "Directors and Officers."


Item 29.  Principal Underwriters

        (a) First Investors Corporation, Underwriter of the Registrant, is also underwriter for:

                First Investors Cash Management Fund, Inc.
                First Investors Series Fund
                First Investors Government Fund, Inc.
                First Investors High Yield Fund, Inc.
                First Investors Global Fund, Inc.
                First Investors Multi-State Insured Tax Free Fund
                First Investors New York Insured Tax Free Fund, Inc. First Investors Fund For Income, Inc.
                First Investors Tax-Exempt Money Market Fund, Inc. First Investors U.S. Government Plus Fund
                First Investors Series Fund II, Inc.

        (b)     The following persons are the officers and directors of the
Underwriter:

                                Position and                 Position and
Name and Principal              Office with First            Office with
Business Address                Investors Corporation        Registrant
------------------              ---------------------        ------------

Glenn O. Head                   Chairman                     President
95 Wall Street                  and Director                 and Director
New York, NY 10005

Marvin M. Hecker                President                    None
95 Wall Street
New York, NY  10005

John T. Sullivan                Director                     Chairman of the
95 Wall Street                                               Board of Directors
New York, NY 10005

Roger L. Grayson                Director                     Director
95 Wall Street
New York, NY  10005

Joseph I. Benedek               Treasurer                    Treasurer
581 Main Street
Woodbridge, NJ 07095

Robert Murphy                   Comptroller                  None
581 Main Street
Woodbridge, NJ  07095

Lawrence A. Fauci               Senior Vice President        None
95 Wall Street                  and Director
New York, NY 10005

Kathryn S. Head                 Vice President,              Director
581 Main Street                 Chief Financial
Woodbridge, NJ 07095            Officer and Director

Louis Rinaldi                   Senior Vice                  None
581 Main Street                 President
Woodbridge, NJ 07095

Frederick Miller                Vice President               None
581 Main Street
Woodbridge, NJ 07095

Howard M. Factor                Vice President               None
95 Wall Street
New York, NY  10005

Larry R. Lavoie                 Secretary and                None
95 Wall Street                  General Counsel
New York, NY  10005

Matthew Smith                   Vice President               None
581 Main Street
Woodbridge, NJ 07095

Jeremiah J. Lyons               Director                     None
56 Weston Avenue
Chatham, NJ  07928

Anne Condon                     Vice President               None
581 Main Street
Woodbridge, NJ 07095

Jane W. Kruzan                  Director                     None
232 Adair Street
Decatur, GA 30030

      (c) Not applicable


Item 30.  Location of Accounts and Records

      Physical possession of the books, accounts and records of the Registrant are held by First Investors Management Company, Inc. and its affiliated companies, First Investors Corporation and Administrative Data Management Corp., at their corporate headquarters, 95 Wall Street, New York, NY 10005 and administrative offices, 581 Main Street, Woodbridge, NJ 07095, except for those maintained by the Registrant's Custodian, The Bank of New York, 48 Wall Street, New York, NY 10286.

Item  31.  Management Services

             Inapplicable

Item  32. Undertakings

      The Registrant undertakes to carry out all indemnification provisions of its Articles of Incorporation, Advisory Agreement and Underwriting Agreement in accordance with Investment Company Act Release No. 11330 (September 4, 1980) and successor releases.

      Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions under Item 27 herein, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

      The Registrant hereby undertakes to furnish a copy of its latest annual report to shareholders, upon request and without charge, to each person to whom a prospectus is delivered.

                                INDEX TO EXHIBITS

Exhibit
Number                     Description
-------                    -----------

99.B11.1                   Consent of Accountants
99.B11.2                   Power of Attorney
99.B16                     Performance Calculations
27.001                     FDS-Class A Shares
27.002                     FDS-Class B Shares